EXHIBIT 10 (xii)
----------------








                        LOAN AGREEMENT


                   Dated as of May 22, 1998


                            Between

                  BSRT Fountain Square L.L.C,
               BSRT Phoenix Business Park L.L.C,
                      BSRT Newtown Trust,
                    BSRT Southlake L.L.C.,
                BSRT Technology Center L.L.C.,
                  BSRT Airways Plaza L.L.C.,
                 BSRT Peachtree Pointe L.L.C.,
                  BSRT Avalon Center L.L.C.,
              BSRT Sand Lake Tech Center L.L.C.,
                   BSRT Park Center L.L.C.,
                 BSRT Metric Plaza L.L.C., and
            BSRT University Corporate Center L.L.C.

                          as Borrower

                              and


               NOMURA ASSET CAPITAL CORPORATION,
                    a Delaware corporation

                           as Lender

                       TABLE OF CONTENTS
                       -----------------

                                                           Page

ARTICLE I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION . . . . .  1
     Section 1.1  DEFINITIONS. . . . . . . . . . . . . . . .  1
     Section 1.2  PRINCIPLES OF CONSTRUCTION . . . . . . . . 12

ARTICLE II.  GENERAL . . . . . . . . . . . . . . . . . . . . 12
     Section 2.1  THE LOAN . . . . . . . . . . . . . . . . . 12
          2.1.1  COMMITMENT. . . . . . . . . . . . . . . . . 12
          2.1.2  DISBURSEMENT TO BORROWER. . . . . . . . . . 12
          2.1.3  THE NOTE. . . . . . . . . . . . . . . . . . 12
          2.1.4  USE OF PROCEEDS OF LOAN . . . . . . . . . . 12
     Section 2.2  INTEREST; MONTHLY PAYMENTS . . . . . . . . 12
          2.2.1  GENERALLY . . . . . . . . . . . . . . . . . 13
          2.2.2  ACCRUED INTEREST. . . . . . . . . . . . . . 13
          2.2.3  PROPERTY CASH FLOW ALLOCATION AFTER THE OPTIONAL
PREPAYMENT DATE. . . . . . . . . . . . . . . . . . . . . . . 13
          2.2.4  DEFAULT RATE. . . . . . . . . . . . . . . . 14
          2.2.5  PROPERTY CASH FLOW ALLOCATION AFTER AN EVENT OF
DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
          2.2.6BUSINESS PURPOSE. . . . . . . . . . . . . . . 14
     Section 2.3  LOAN REPAYMENT AND DEFEASANCE. . . . . . . 14
          2.3.1  REPAYMENT . . . . . . . . . . . . . . . . . 14
          2.3.2  MANDATORY PREPAYMENTS . . . . . . . . . . . 14
          2.3.3  VOLUNTARY DEFEASANCE OF THE NOTE. . . . . . 14
     Section 2.4  RELEASE OF PROPERTY. . . . . . . . . . . . 16
          2.4.1  RELEASE OF THE PROPERTY . . . . . . . . . . 17
          2.4.2  RELEASE ON PAYMENT IN FULL. . . . . . . . . 17
          2.4.3  PARTIAL RELEASE OF COLLATERAL . . . . . . . 17
          2.4.4  SUBSTITUTION OF COLLATERAL. . . . . . . . . 17
     Section 2.5  PAYMENTS AND COMPUTATIONS. . . . . . . . . 18
          2.5.1  MAKING OF PAYMENTS. . . . . . . . . . . . . 18
          2.5.2  COMPUTATIONS. . . . . . . . . . . . . . . . 18
          2.5.3  LATE PAYMENT CHARGE . . . . . . . . . . . . 18
     Section 2.6  CASH MANAGEMENT ARRANGEMENTS . . . . . . . 18
          2.6.1  THE CLEARING ACCOUNTS . . . . . . . . . . . 18
          2.6.2  THE DEPOSIT ACCOUNT . . . . . . . . . . . . 18
          2.6.3  ALL RENTS TO BE DEPOSITED INTO ACCOUNT A. . 18
          2.6.4  SECURITY DEPOSITS . . . . . . . . . . . . . 19
          2.6.5  FUNDS WHICH ARE NOT CURRENT RENTS . . . . . 19
          2.6.6  CASH MANAGEMENT DEFINITIONS . . . . . . . . 19
          2.6.7  CASH MANAGEMENT EVENT . . . . . . . . . . . 19
          2.6.8  DEPOSIT ACCOUNT SUBACCOUNTS . . . . . . . . 19
          2.6.9  DISBURSEMENTS TO BORROWER . . . . . . . . . 20
     Section 2.7  INTEREST RATE BUY-UP . . . . . . . . . . . 20
          2.7.1  THE BUY-UP. . . . . . . . . . . . . . . . . 20
          2.7.2  RETURN-OF-AMOUNTS DEFINITIONS . . . . . . . 20
          2.7.3  PAYMENT OF RETURN-OF-AMOUNTS. . . . . . . . 22

ARTICLE III.  CONDITIONS PRECEDENT . . . . . . . . . . . . . 22
     Section 3.1  CONDITIONS PRECEDENT TO THE LOAN . . . . . 22

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . 26
     Section 4.1  BORROWER REPRESENTATIONS . . . . . . . . . 26
     Section 4.2  SURVIVAL OF REPRESENTATIONS. . . . . . . . 34

ARTICLE V.  AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . 34
     Section 5.1  BORROWER COVENANTS . . . . . . . . . . . . 34

ARTICLE VI.  NEGATIVE COVENANTS. . . . . . . . . . . . . . . 40
     Section 6.1  BORROWER'S NEGATIVE COVENANTS.   . . . . . 40

ARTICLE VII.  CASUALTY; CONDEMNATION; ESCROWS. . . . . . . . 42
     Section 7.1  INSURANCE; CASUALTY AND CONDEMNATION.. . . 42
          7.1.1  INSURANCE.. . . . . . . . . . . . . . . . . 42
          7.1.2  CASUALTY AND APPLICATION OF PROCEEDS. . . . 43
          7.1.3  CONDEMNATION. . . . . . . . . . . . . . . . 45
     Section 7.2  REQUIRED REPAIR; REQUIRED REPAIR FUNDS . . 46
          7.2.1  REQUIRED REPAIRS: DEPOSITS. . . . . . . . . 46
          7.2.2  GRANT OF SECURITY INTEREST. . . . . . . . . 47
          7.2.3  RELEASE OF REQUIRED REPAIR FUNDS. . . . . . 47
          7.2.4  FAILURE TO PERFORM REQUIRED REPAIRS . . . . 47
     Section 7.3  TAX AND INSURANCE ESCROW FUND. . . . . . . 47
          7.3.1  TAX AND INSURANCE ESCROW FUND . . . . . . . 47
          7.3.2  GRANT OF SECURITY INTEREST. . . . . . . . . 48
          7.3.3  APPLICATION OF TAX AND INSURANCE ESCROW FUND 48
     Section 7.4  CAPITAL RESERVE FUND . . . . . . . . . . . 48
          7.4.1  CAPITAL RESERVE FUND. . . . . . . . . . . . 48
          7.4.2  GRANT OF SECURITY INTEREST. . . . . . . . . 49
          7.4.3  APPLICATION OF CAPITAL RESERVE FUND . . . . 49
          7.4.4  PAYMENT OF CAPITAL EXPENSES . . . . . . . . 49
     Section 7.5  ROLLOVER RESERVE FUND. . . . . . . . . . . 49
          7.5.1 ROLLOVER RESERVE FUND. . . . . . . . . . . . 50
          7.5.2 ROLLOVER RESERVE FUND-LEASE TERMINATION PAYMENTS 50
          7.5.3  GRANT OF SECURITY INTEREST. . . . . . . . . 50
          7.5.4  APPLICATION OF ROLLOVER RESERVE FUND. . . . 50
          7.5.5  PAYMENT OF APPROVED LEASING EXPENSES. . . . 50
          7.5.6SPECIAL RELEASE FROM ROLLOVER RESERVE FUND. . 51
     Section 7.6  SECURITY DEPOSITS. . . . . . . . . . . . . 51
          7.6.1  SECURITY DEPOSIT FUND . . . . . . . . . . . 51
          7.6.2  GRANT OF SECURITY INTEREST. . . . . . . . . 51
          7.6.3  APPLICATION OF SECURITY DEPOSIT ACCOUNT . . 51
          7.6.4  PAYMENT OF SECURITY DEPOSIT ACCOUNT AMOUNTS 52
     Section 7.7LEASEHOLD PURCHASE RESERVE FUND. . . . . . . 52
          7.7.1LEASEHOLD PURCHASE RESERVE FUND . . . . . . . 52
          7.7.2GRANT OF SECURITY INTEREST. . . . . . . . . . 52
          7.7.3APPLICATION OF LEASEHOLD PURCHASE FUND. . . . 52
          7.7.4PAYMENT OF LEASEHOLD PURCHASE PRICE . . . . . 52

ARTICLE VIII.  DEFAULTS. . . . . . . . . . . . . . . . . . . 53
     Section 8.1  EVENT OF DEFAULT . . . . . . . . . . . . . 53
     Section 8.2 REMEDIES.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
     Section 8.3  REMEDIES CUMULATIVE. . . . . . . . . . . . 55

ARTICLE IX.  SPECIAL PROVISIONS. . . . . . . . . . . . . . . 55
     Section 9.1  SALE OF NOTE AND SECURITIZATION. . . . . . 55
     Section 9.2  SECURITIZATION INDEMNIFICATION . . . . . . 56
     Section 9.3  RATING SURVEILLANCE. . . . . . . . . . . . 58
     Section 9.4  EXCULPATION. . . . . . . . . . . . . . . . 58
     Section 9.5  TERMINATION OF MANAGER . . . . . . . . . . 60
     Section 9.6  RETENTION OF SERVICER. . . . . . . . . . . 60

X.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . 60
     Section 10.1 SURVIVAL . . . . . . . . . . . . . . . . . 60
     Section 10.2 SUCCESSORS AND ASSIGNS . . . . . . . . . . 60
     Section 10.3  LENDER'S DISCRETION . . . . . . . . . . . 60
     Section 10.4  GOVERNING LAW . . . . . . . . . . . . . . 60
     Section 10.5  MODIFICATION, WAIVER IN WRITING . . . . . 61
     Section 10.6  DELAY NOT A WAIVER. . . . . . . . . . . . 61
     Section 10.7  NOTICES . . . . . . . . . . . . . . . . . 62
     Section 10.8  TRIAL BY JURY . . . . . . . . . . . . . . 62
     Section 10.9  HEADINGS. . . . . . . . . . . . . . . . . 63
     Section 10.10  SEVERABILITY . . . . . . . . . . . . . . 63
     Section 10.11  PREFERENCES. . . . . . . . . . . . . . . 63
     Section 10.12  WAIVER OF NOTICE . . . . . . . . . . . . 63
     Section 10.13  JOINT AND SEVERAL LIABILITY. . . . . . . 63
     Section 10.14  EXPENSES; INDEMNITY. . . . . . . . . . . 63
     Section 10.15  EXHIBITS INCORPORATED. . . . . . . . . . 65
     Section 10.16  OFFSETS, COUNTERCLAIMS AND DEFENSES. . . 65
     Section 10.17  NO JOINT VENTURE OR PARTNERSHIP. . . . . 66
     Section 10.18  PUBLICITY. . . . . . . . . . . . . . . . 66
     Section 10.19  WAIVER OF MARSHALLING OF ASSETS. . . . . 66
     Section 10.20  WAIVER OF COUNTERCLAIM . . . . . . . . . 66
     Section 10.21  CONFLICT; CONSTRUCTION OF DOCUMENTS. . . 66
     Section 10.22  BROKERS AND FINANCIAL ADVISORS . . . . . 66
     Section 10.23  NO THIRD PARTY BENEFICIARIES . . . . . . 66
     Section 10.24  PRIOR AGREEMENTS . . . . . . . . . . . . 67

                           SCHEDULES
                           ---------

Schedule 1     Rent Roll
Schedule 2     Required Repairs


                           EXHIBITS
                           --------

Exhibit A      The Note
Exhibit B      Intentionally Omitted
Exhibit C      Intentionally Omitted
Exhibit D      The Property And The Allocated Loan Amounts
Exhibit E      Permitted Encumbrances
Exhibit F      Form of Zoning Letter

                        LOAN AGREEMENT

     THIS LOAN AGREEMENT ("Agreement") is dated as of May 22, 1998 and is made by BSRT Fountain Square L.L.C, an Illinois limited liability company ("Fountain"), BSRT Phoenix Business Park L.L.C, an Illinois limited liability company ("Phoenix"), BSRT Newtown Trust, a Massachusetts business trust ("Newtown"), BSRT Southlake L.L.C., an Illinois limited liability company ("Southlake"), BSRT Technology Center L.L.C., an Illinois limited liability company ("Technology"), BSRT Airways Plaza L.L.C., an Illinois limited liability company ("Airways"), BSRT Peachtree Pointe L.L.C. an Illinois limited liability company ("Peachtree"), and BSRT Avalon Center L.L.C., an Illinois limited liability company ("Avalon Center"), BSRT Sand Lake Tech Center L.L.C., an Illinois limited liability company ("Sand Lake"), BSRT Park Center L.L.C., an Illinois limited liability company ("Park Center"), BSRT Metric Plaza L.L.C., an Illinois limited liability company ("Metric") and BSRT University Corporate Center L.L.C., an Illinois limited liability company ("University") (Fountain, Phoenix, Newtown, Southlake, Technology, Airways, Peachtree, Avalon Center, Sand Lake, Park Center, Metric and University are each referred to as an "Owner" and collectively, together with their respective successors and assigns, referred to as "Borrower"), and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "Lender").

     All capitalized terms used herein shall have the respective meanings assigned to them in this Agreement, including the meanings set forth in
Section 1.1 hereof.

                           RECITALS
                           --------

     WHEREAS, Borrower desires to obtain the Loan from Lender;

     WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents;

     NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:


      ARTICLE I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION
      --------------------------------------------------

     Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

     "Account A" shall have the meaning set forth in Section 2.6.

     "Account B" shall have the meaning set forth in Section 2.6.

     "Accrued Interest" shall have the meaning set forth in Section 2.2.2.

     "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

     "Allocated Loan Amount" shall mean for any Parcel the amount of the Loan indicated on Exhibit D as the Allocated Loan Amount for that Parcel.

     "ALTA" shall mean the American Land Title Association, or any successor thereto.

     "Amortized Amount" shall have the meaning set forth in Section 2.7.2.

     "Annual Budget" shall have the meaning set forth in Section 5.1(r).

     "Approved Capital Expenses" shall mean Capital Expenses incurred by Borrower with respect to the Property which (i) are included in the approved Capital Budget for the Current Month for the Property, (ii) are not included in the approved Capital Budget for the Current Month but do not cause either (A) the relevant line item for the entire year covered by the approved Capital Budget for the Property to be exceeded by more than 5% or (B) the total of the approved Capital Budget for the Property for the Current Month and all prior months covered by such approved Capital Budget (i.e., year to date) to be exceeded, or (iii) have been approved by the Lender; provided, however that prior to the occurrence of a Cash Management Event, "Approved Capital Expenses" shall mean any Capital Expenses incurred by Borrower with respect to the Property in the ordinary course of business and are paid to third parties that are not Affiliates of any Owner or Banyan.

     "Approved Leasing Expenses" shall mean expenses incurred in leasing space at the Property pursuant to Leases entered into in accordance with the provisions of Section 5.1(u) and the applicable provisions of the Mortgages, including brokerage commissions, tenant improvements and other inducements, which expenses are incurred in the ordinary course of business and are paid to third parties that are not Affiliates of any Owner or Banyan.

     "Approved Operating Expenses" shall mean Operating Expenses incurred by Borrower with respect to the Property which (i) are included in the approved Operating Budget for the Property for the Current Month, (ii) are not included in the approved Operating Budget for the Property for the Current Month but do not cause the relevant line item for the Current Month or the total of such approved Operating Budget for the Current Month to be exceeded by more than 5%, (iii) are for electric, gas, oil, water, sewer or other utility service to the Property or (iv) have been approved by the Lender; provided, however that prior to the Optional Prepayment Date, "Approved Operating Expenses" shall mean Operating Expenses incurred by Borrower with respect to the Property in the ordinary course of business and are paid to third parties that are not Affiliates of any Owner or Banyan.

     "Assignment of Agreements" shall mean, with respect to the Property, that certain first priority Assignment of Agreements, Licenses, Permits and Contracts dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender as security for the Loan, to the extent assignable under law, all of Borrower's interest in and to the Management Agreements and all other licenses, permits and contracts necessary for the use and operation of the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Assignments of Leases" shall mean, with respect to each of the respective Parcels, those certain first priority Assignments of Leases and Rents dated as of the date hereof, from each of the Owners, as assignor, to Lender, as assignee, assigning to Lender as security for the Loan, to the extent assignable under law, all of the respective Owners' interests in and to the Rents and Leases for the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Award" shall have the meaning set forth in Section 7.1.3.

     "Banyan" shall mean Banyan Strategic Realty Trust.

     "Borrower" shall mean all of the Owners, jointly and severally.

     "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York or Chicago, Illinois are not required to be open for business.

     "Capital Budget" shall have the meaning set forth in Section 5.1(r).

     "Capital Reserve Fund" shall have the meaning set forth in
Section 7.4.1.

     "Capital Reserve Fund Payments" shall have the meaning set forth in
Section 7.4.1.

     "Cash Management Event" shall have the meaning set forth in Section
2.6.6.

     "Cash Management Restoration Event" shall have the meaning set forth in Section 2.6.6.

     "Casualty/Condemnation Prepayments" shall have the meaning set forth in Section 2.3.2.

     "Casualty/Prepayment Amount" shall have the meaning set forth in
Section 2.7.2.

     "Casualty Return-of-Amount" shall have the meaning set forth in
Section 2.7.2.

     "Clearing Account" shall have the meaning set forth in Section 2.6.

     "Clearing Account Agreement" shall mean the Clearing Account
Agreement dated as of the date hereof among Borrower, Lender and the Clearing Bank for collecting and retaining all rents from the Property.

     "Clearing Bank" shall have the meaning set forth in Section 2.6.

     "Closing Date" shall mean the date of the funding of the Loan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     "Collection Period" shall mean, with respect to any given Payment Date, the period commencing on the preceding Payment Date and ending on the day immediately prior to the Payment Date to which the Collection Period is applicable.

     "Condemnation" shall have the meaning set forth in Section 7.1.3.

     "Condemnation/Prepayment Amount" shall have the meaning set forth in
Section 2.7.2.

     "Condemnation Restoration" shall have the meaning set forth in Sec-tion 7.1.3.

     "Condemnation Return-of-Amount" shall have the meaning set forth in
Section 2.7.2.

     "Consent and Subordination of Manager" shall mean a Consent and Subordination of Manager dated the date hereof between a Manager and Lender.

     "Control" shall mean with respect to any Person (i) ownership directly or through other entities, of more than 50% of all beneficial equity interest in such Person, and (ii) the power to direct the management, operation and business of such Person.

     "Current Month" shall mean, as of the date of determination, the then current calendar month.

     "Debt" shall mean the outstanding principal amount set forth in, and evidenced by, the Note, together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan, including the Yield Maintenance Premium and any sums due under the Note, this Agreement, the Mortgages or in any other Loan Document.

     "Debt Service" shall mean, with respect to any particular period of time, scheduled principal and interest payments due under the Note for such period of time.

     "Debt Service Coverage Ratio" shall mean, as of any date, a ratio in which (a) the numerator is the Net Operating Income for the 12-month period immediately preceding such date, and (b) the denominator is the aggregate amount of principal and interest actually due and payable on the Note (other than principal and interest under any Defeased Notes and principal payable under Section 2.2.3(e)) for such period.

     "Default" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

     "Default Rate" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or
(b) five percent (5%) above the Interest Rate.

     "Defeasance" shall have the meaning set forth in Section 2.3.3 hereof.

     "Defeasance Date" shall have the meaning set forth in Section 2.3.3 hereof.

     "Defeasance Deposit" shall mean for the Note an amount equal to the sum of (i) the remaining principal amount of the Note (in the case of a total Defeasance) or the principal amount of the Defeased Note (in the case of a partial Defeasance), as applicable, (ii) the Yield Maintenance Premium, (iii) any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and (iv) any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, the creation of the Defeased Note and the Undefeased Note, if applicable, any transfer of the Defeased Note or otherwise required to accomplish the agreements of Sections 2.3 and 2.4 hereof.

     "Defeased Note" shall have the meaning set forth in Section 2.3.3 hereof.

     "Deposit Account" shall mean that account established and maintained pursuant to the Deposit Account Agreement.

     "Deposit Account Agreement" shall mean that certain Deposit Account Agreement dated as of the date hereof among Borrower, Lender, Manager and the Deposit Bank for collecting and retaining all the rents from the Property.

     "Deposit Bank" shall mean LaSalle National Bank.

     "Disclosure Document" shall have the meaning set forth in Sec-tion 9.2(a).

     "Early Prepayment Return-of-Amount" shall have the meaning set forth in Section 2.7.2.

     "Environmental Indemnity" shall mean that certain Environmental and Hazardous Substance Indemnification Agreement executed by Borrower in connection with the Loan for the benefit of Lender.

     "Equipment" shall have the meaning set forth in the Mortgages.

     "Event of Default" shall have the meaning set forth in Section 8.1.

     "Event of Default Return-of-Amount" shall have the meaning set forth in Section 2.7.2.

     "Exchange Act" shall have the meaning set forth in Section 9.2(a).

     "Facility Fee" shall have the meaning set forth in Section 2.1.

     "Fiscal Year" shall mean each twelve month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

     "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time and as in effect as of the date on which the appraisal requirements of FIRREA are to be applied under this Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect as of the date on which such principles are to be applied under this Agreement.

     "Governmental Authority" shall mean any one of the following: the United States of America, the State, the county or counties in which the Property is located, the municipality or municipalities in which the Property is located, and any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

     "Improvements" shall have the meaning set forth in the Mortgages.

     "including" shall mean "including, without limitation".

     "Indemnified Liabilities" shall have the meaning set forth in Section 10.14(b).

     "Independent Director" shall have the meaning set forth in Sec-tion 4.1(dd).

     "Insurance Premiums" shall have the meaning set forth in Sec-tion 7.1.1 hereof.

     "Insurance Proceeds" shall have the meaning set forth in Section
7.1.2 hereof.

     "Insured Casualty" shall have the meaning specified in Sec-tion 7.1.1(d).

     "Interest Rate" shall mean a rate of interest equal to eight and thirty eight hundredths percent (8.38%) per annum.

     "Lease" shall mean any lease, or, to the extent of the interest therein of an Owner, any sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

     "Leasehold Purchase Fund" shall have the meaning set forth in Section
7.7.

     "Leasehold Purchase Price" shall mean the purchase price payable by Technology to the ground lessor under the Technology Ground Lease to purchase the fee estate described in the Technology Ground Lease pursuant to the provisions of Section 11.3 thereof.

     "Legal Requirements" shall mean, with respect to the Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority affecting the Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to an Owner, at any time in force affecting the Property or any part thereof, including any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

     "Lender" shall mean NACC, together with its successors and assigns.

     "Liabilities" shall have the meaning set forth in Section 9.2(b).

     "Licenses" shall have the meaning set forth in Section 4.1(w).

     "Lien" shall mean, with respect to the Property, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Property or any portion thereof or an Owner, or any interest therein, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

     "Loan" shall mean the loan made to Borrower by Lender pursuant hereto in the amount of Thirty Four Million Eight Hundred Twelve Thousand Three Hundred Sixty Dollars ($34,812,360.00) as evidenced by the Note and secured by the Mortgages and the other Loan Documents.

     "Loan Documents" shall mean, collectively, this Agreement, the Note, the Mortgages, the Assignments of Leases, the Assignment of Agreements, the Environmental Indemnity, the Consent and Subordination of Manager, the Clearing Account Agreement, the Deposit Account Agreement and all other documents, agreements and instruments evidencing or securing the Loan.

     "Management Agreement" shall mean, with respect to any Parcel, a management agreement entered into by and between an Owner and a Manager, pursuant to which such Manager is to provide management and other services with respect to such Parcel.

     "Management Fee" shall mean the fee payable to a Manager pursuant to a Management Agreement.

     "Manager" shall mean the property manager under a Management
Agreement.

     "Managing Member" shall mean BSRT Portfolio Corporation, an Illinois corporation, which shall be the Managing Member of each Owner which is a limited liability company.

     "Maturity Date" shall mean for the Note, the date on which the final payment of principal of the Note (or the Defeased Note, if applicable) becomes due and payable as therein provided, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise.

     "Monthly Debt Service Payment Amount" shall have the meaning set forth in Section 2.2.1.

     "Mortgages" shall mean: (i) that Mortgage, Assignment of Leases and Rents and Security Agreement executed and delivered by Fountain Square as security for the Loan and encumbering those portions of the Property owned by Fountain Square which are located in Hillsborough County, Florida; (ii) that Amended And Restated Mortgage, Assignment of Leases and Rents and Security Agreement executed and delivered by Sand Lake, Park Center, Metric and University as security for the Loan and encumbering those portions of the Property owned by Sand Lake, Park Center, Metric and University which are located in Orange County, Florida, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time; (iii) that Deed To Secure Debt, Assignment of Leases and Rents and Security Agreement executed and delivered by Phoenix as security for the Loan and encumbering those portions of the Property owned by Phoenix which are located in DeKalb County, Georgia; (iv) that Deed To Secure Debt, Assignment of Leases and Rents and Security Agreement executed and delivered by Southlake as security for the Loan and encumbering those portions of the Property owned by Southlake which are located in Clayton County, Georgia; (v) that Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement executed and delivered by Avalon Center and Peachtree as security for the Loan and encumbering those portions of the Property owned by Avalon Center and Peachtree which are located in Gwinnett County, Georgia; (vi) that Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement executed and delivered by Technology as security for the Loan and encumbering those portions of the Property owned by Technology which are located in Madison County, Alabama; and (vii) that Mortgage, Assignment of Leases and Rents and Security Agreement executed and delivered by Airways Plaza as security for the Loan and encumbering those portions of the Property owned by Airways which are located in Shelby County, Tennessee.

     "NACC" shall mean Nomura Asset Capital Corporation, a Delaware corporation.

     "Net Operating Income" shall mean, for any period, the difference between all Operating Income during such period, minus all Operating Expenses during such period. In determining Net Operating Income for purposes hereof, all adjustments to Operating Income and Operating Expenses shall be determined by Lender in its sole discretion consistent with its due diligence findings and prevailing market conditions. Net Operating Income shall be audited, or shall be determined in accordance with procedures established by Lender.

     "Nomura" shall have the meaning set forth in Section 9.2(b).

     "Nomura Group" shall have the meaning set forth in Section 9.2(b).

     "Note" shall mean that certain Renewal And Consolidation Note of even date herewith, made by the Owners jointly and severally in favor of Lender, substantially in the form of Exhibit A annexed hereto, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time, including any Undefeased Note that may exist from time to time as a result of the partial defeasance of that Note.

     "Officers' Certificate" shall mean a certificate delivered to Lender by Borrower which is executed by the Managing Member, by a senior executive officer of the Managing Member.

     "Operating Budget" shall have the meaning set forth in Section
5.1(r).

     "Operating Expenses" shall mean, as to any period, all operating expenses relating to the Property during such period, including the following items:

     (1) all expenses for the operation of the Property including management fees, insurance premiums and expenses, accounting expenses, advertising expenses, expenses for architectural services, bank charges, utility charges, expenses for extermination, cleaning and trash removal services, expenses relating to window washing, landscaping and security services, reasonable and necessary legal expenses incurred in connection with the operation of the Property, and marketing costs;

     (2) impositions, water charges, property and real estate taxes, sewer rents, other than fines, penalties, interest or such impositions (or portions thereof) that are payable by reason of an Owner's failure to pay an imposition timely; and

     (3) the cost of routine interior and exterior maintenance, repairs and minor alterations, the cost of which can be expensed under GAAP.

     Operating Expenses shall be subject to adjustment to provide for:
(a) a normalized allowance for tenant leasing incentives, including free rent, moving allowances, tenant inducements, and any other similar expenses incurred in leasing the Property; (b) a reserve for capital expenditures and capital replacements in the annual amount which is equal to the greater of: (i) $0.27 per square foot; or (ii) such greater amount as Lender may reasonably require based upon the reasonably recommended capital repairs and expenditures indicated in the independent engineering reports; and
(c) any other matters as reasonably determined by Lender that may have an impact on Operating Expenses. Operating Expenses shall be subject to adjustment to provide for any matters that may have an impact on Operating Expenses. Operating Expenses will not include debt service, capital expenses, non-cash items such as depreciation and amortization and any extraordinary one-time expenditures not considered operating expenses under GAAP.

     "Operating Income" shall mean, as to any period, all income actually received by an Owner from the Property during such period, including actual rental income and other income, base rents, percentage rents, common area maintenance charges, property tax recoveries, insurance recoveries, Consumer Price Index rent adjustments and other miscellaneous income items.

For purposes of calculating Operating Income, reimbursement and other income will be included in Operating Income to the extent that Lender, in its reasonable discretion, determines that it is stabilized and recurring, and any income from temporary or month-to-month tenants will not be included in Operating Income. Operating Income shall be subject to adjustment (a) for a vacancy allowance at the rate which is the greater of:
(i) the actual vacancy rate for the Property; (ii) Five Percent (5%); and
(iii) the market vacancy rate for the relevant market comparison area as is reasonably determined by Lender; (b) for any tenants operating under bankruptcy protection; (c) to address any rent incentives, rent adjustments or cancellation options contained in the Leases; and (d) any other matters which in Lender's reasonable judgment may have an impact on Operating Income. Operating Income will not include income from non-recurring income sources, advance payments, deposits (unless forfeited), escrows, a sale or other capital item transaction or payments received in respect of U.S. Obligations purchased in connection with a Defeasance.

     "Optional Prepayment Date" shall mean June 11, 2008.

     "Other Charges" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

     "Owner" shall mean each of Fountain, Phoenix, Newtown, Southlake, Technology, Airways, Peachtree, Avalon Center, Sand Lake, Park Center, Metric and University.

     "Parcel" shall mean any portion of the Property identified on Exhibit D as a "Parcel."

     "Partial Defeasance Return-of-Amount" shall have the meaning specified in Section 2.7.2.

     "Payment Date" shall mean the eleventh (11th) day of each calendar month or, if in any month the eleventh (11th) day is not a Business Day, then the Payment Date for such month shall be the first Business Day thereafter.

     "Permitted Encumbrances" shall mean, with respect to the Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters identified on Exhibit E, (c) Liens, if any, for Taxes or Other Charges not yet payable or delinquent, and (d) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

     "Permitted Indebtedness" shall mean (a) the Debt and (b) customary unsecured trade debt (excluding Capital Expenses) incurred in the ordinary course of business and customarily payable within thirty (30) days in an aggregate amount not to exceed one-sixth (1/6th) of the annual amount budgeted for operating expenses in the Operating Budget in effect from time to time.

     "Permitted Investments" shall have the meaning set forth in the Deposit Account Agreement.

     "Permitted Transfers" shall have the meaning specified in Section
6.1(k).

     "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "Policies" shall have the meaning specified in Section 7.1.1(c).

     "Pooling and Servicing Agreement" shall mean the Servicing Agreement entered into with the Servicer in connection with any Securitization of the Loan.

     "Premises" shall have the meaning set forth in the Granting Clauses of the Mortgages encumbering the Property.

     "Principal Indebtedness" shall have the meaning specified in Section
2.7.2.

     "Property" shall mean the Parcels and any improvements thereon owned by the Owners and encumbered by a Mortgage, together with all rights pertaining to such property and improvements, as more particularly described in the Granting Clauses of the respective Mortgages and referred to therein as the "Property," the "Trust Property" or the "Mortgaged Property", as the case may be.

     "Provided Information" shall have the meaning set forth in Sec-tion 9.1.

     "Qualified Survey" shall mean for any Parcel a current title survey of that Parcel, certified to the title company and Lender and their successors and assigns, that (A) is in form and content satisfactory to Lender, (B) is prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, (C) meets the classification of an "Urban Survey" and includes the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A): 1, 2, 3, 4, 6, 8, 9, 10, 11 and 13, (D) reflects the same legal description contained in the Title Insurance Policy for that Parcel, and (E) contains a certification in form and substance acceptable to Lender.

     "Qualified Title Insurance Policy" shall mean for any Parcel an ALTA 1992 Loan Policy of Title Insurance issued by First American Title Insurance Company or another title company acceptable to Lender, which Policy of Title Insurance shall (A) provide coverage in amounts satisfactory to Lender, (B) insure Lender that the Mortgage creates a valid lien on the Parcel encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain such endorsements and affirmative coverages as Lender may request, (D) name Lender as the insured and (E) be assignable.

     "Rating Agency" shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency which has been approved by Lender.

     "Registration Statement" shall have the meaning set forth in Sec-tion 9.2(b).

     "Release Date" shall mean the earlier of (a) three (3) years after the Closing Date and (b) two (2) years from the "start-up day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust.

     "REMIC" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

     "REMIC Trust" shall mean a REMIC which holds the Note.

     "Rent Roll" shall have the meaning set forth in Section 4.1(aa).

     "Rents" shall mean, with respect to the Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits, but exclusive of security deposits deposited in the Security Deposit Account pursuant to 2.6.3 below), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of an Owner or its agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property and proceeds, if any, from business interruption or other loss of income insurance.

     "Replaced Parcel" shall have the meaning set forth in Section 2.4.3 hereof.

     "Replacement Parcel" shall have the meaning set forth in Section
2.4.3 hereof.

     "Required Records" shall have the meaning set forth in Section 9.2 hereof.

     "Required Repair Account" shall have the meaning set forth in Sec-tion 7.2.1.

     "Required Repair Fund" shall have the meaning set forth in Sec-tion 7.2.1.

     "Required Repairs" shall have the meaning set forth in Section 7.2.1.

     "Reset Date" shall mean the date which is ninety (90) days after the Optional Prepayment Date.

     "Restoration" shall have the meaning set forth in Section 7.1.2(b).

     "Return-of-Amount" shall have the meaning specified in Section 2.7.2.

     "Revised Interest Rate" shall mean the per annum rate of interest which is equal to five percent (5%) plus that rate which is the greater of
(i) the Interest Rate and (ii) the Treasury Rate on the Reset Date plus
1.20%.

     "Rollover Reserve Fund" shall have the meaning set forth in Section
7.5.1.

     "Scheduled Defeasance Payments" shall have the meaning set forth in
Section 2.3.3.

     "Secondary Market Transaction" shall mean any transaction in which Lender (i) sells the Loan, the Note and the other Loan Documents to one or more investors as a whole loan, (ii) participates the Loan to one or more investors, (iii) deposits the Loan, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sells the Loan, the Note, and the other Loan documents or any interest therein to investors.

     "Security Deposits" shall have the meaning set forth in Section
7.6.1.

     "Securities" shall have the meaning set forth in Section 9.1.

     "Securities Act" shall have the meaning set forth in Section 9.2(a).

     "Securitization" shall have the meaning set forth in Section 9.1.

     "Security Agreement" shall have the meaning set forth in Sec-tion 2.3.3(a)(vii).

     "Servicer" shall mean the entity appointed by Lender to service the Loan or its successor in interest, or if any successor servicer is appointed pursuant to the Pooling and Servicing Agreement, such successor servicer.

     "State" shall mean with respect to any Parcel the State in which that Parcel is located.

     "Stated Maturity Date" shall mean June 11, 2028.

     "Successor Borrower" shall have the meaning set forth in Sec-tion 2.3.3(c).

     "Tax and Insurance Escrow Fund" shall have the meaning set forth in
Section 7.3.1.

     "Tax and Insurance Escrow Fund Payments" shall have the meaning set forth in Section 7.3.1.

     "Taxes" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

     "Technology Ground Lease" shall mean that certain Lease Agreement dated as of January 1, 1991 between The Industrial Development Board of the City of Huntsville as ground lessor, and Lakeside Park, Inc., as ground lessee, as amended (the interest of Lakeside Park, Inc. thereunder having been assigned, pursuant to MESNE assignments, to Technology, which is the present holder of the interest of the ground lessee thereunder).

     "Term" shall mean the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower pursuant to the Loan
Documents.

     "Transfer" shall have the meaning set forth in Section 6.1(j).

     "Treasury Rate" shall mean, as of the Reset Date, the linear interpolation of the bond equivalent yields as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the Reset Date of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the remaining term of the Note as of the Reset Date.

     "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Illinois.

     "Undefeased Note" shall have the meaning set forth in Section 2.3.3 hereof.

     "Underwriter Group" shall have the meaning set forth in Sec-tion 9.2(b).

     "U.S. Obligation" shall mean direct non-callable obligations of the United States of America.

     "Yield Maintenance Premium" shall mean the amount (if any) which, when added to the remaining principal amount of the Note or the principal amount of Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

     Section 1.2 PRINCIPLES OF CONSTRUCTION. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as defined herein.


                     ARTICLE II.  GENERAL
                     --------------------

     Section 2.1  THE LOAN.

     2.1.1 COMMITMENT; FACILITY FEE. Subject to and upon the terms and conditions set forth herein, including the conditions precedent set forth in Section 3.1, Lender hereby agrees to make the Loan to Borrower on the Closing Date, in the aggregate original principal amount set forth in the Note, with the Loan to mature on the Maturity Date. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein. Borrower agrees to pay to Lender a facility fee (the "Facility Fee") in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) on the Closing Date concurrently with the funding of the Loan.

     2.1.2  DISBURSEMENT TO BORROWER.   Borrower may request and receive
only one borrowing hereunder in respect of the Loan. Borrower shall receive the Loan upon the Closing, with disbursements of portions of the Loan to be made to each Owner based upon the direction given by Borrower as to the application of Loan proceeds for the uses set forth in Section
2.1.4. Any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

     2.1.3 THE NOTE. The Loan shall be evidenced by the Note which shall be in the aggregate original principal amount of the Loan. The Note shall bear interest as provided therein. The Note shall be subject to repayment as provided in Section 2.3, shall be entitled to the benefits of this Agreement and shall be secured by the Mortgages and the other Loan Documents.

     2.1.4 USE OF PROCEEDS OF LOAN. Borrower shall use the proceeds of the Loan to: (i) make disbursements to the individual Owners to repay and discharge any existing loans secured by their respective portions of the Property, (ii) fund any reserve accounts or escrow accounts required to be established by Lender on the Closing Date, (iii) pay the Facility Fee to Lender on the Closing Date, and (iv) pay costs and expenses incurred in connection with the closing of the Loan, including any mortgage recording tax imposed on the recording of any of the Mortgages. Following application of Loan proceeds to the foregoing items, all remaining Loan proceeds shall be disbursed at the Borrower's direction.

     Section 2.2  INTEREST; MONTHLY PAYMENTS.

     2.2.1  GENERALLY.

          (a) From the date hereof through but not including the Reset Date, Borrower shall pay interest on the outstanding principal balance of the Loan at the Interest Rate.

          (b) On the Closing Date, Borrower shall pay interest on the outstanding principal balance of the Loan from the date hereof through June 10, 1998. Commencing with the Payment Date on July 11, 1998, and on each and every Payment Date thereafter through and including the Maturity Date, the principal amount of the Loan and interest thereon at the Interest Rate shall be payable in equal monthly installments of Two Hundred Sixty Four Thousand Seven Hundred Twenty Eight and 13/100 Dollars ($264,728.13) (the "Monthly Debt Service Payment Amount"); such Monthly Debt Service Payment Amount being based on the Interest Rate and a 360-month amortization schedule. The Monthly Debt Service Payment Amount due on any Payment Date shall first be applied to the payment of interest accrued from the eleventh
(11th) day of month preceding the Payment Date to the tenth (10th) day of the month in which the Payment Date occurs, notwithstanding that the Payment Date may have been deferred because the eleventh (11th) day of such month is not a Business Day. The remainder of such Monthly Debt Service Payment Amount shall be applied to the reduction of the outstanding principal balance of the Note.

          (c) From and after the Reset Date, interest on the Loan shall accrue at the Revised Interest Rate and shall be payable as provided in Sections 2.2.2 and 2.2.3.

     2.2.2  ACCRUED INTEREST.    From and after the Reset Date, all
interest accruing on the Note in excess of the Interest Rate ("Accrued Interest") shall be deferred, be added to the portion of the Debt evidenced by such Note and, to the extent permitted by applicable law, accrue interest at the Revised Interest Rate, compounded monthly. All Accrued Interest shall be due and payable on the Maturity Date.

     2.2.3 PROPERTY CASH FLOW ALLOCATION AFTER THE OPTIONAL PREPAYMENT DATE. Commencing on the month following the Optional Prepayment Date and continuing on each Payment Date thereafter until the entire Debt has been paid in full, any Rents deposited into the Deposit Account (or otherwise received by Borrower) during the immediately preceding calendar month shall be applied as follows in the following order of priority:

     (a)  First, to make the required Tax and Insurance Escrow Fund
Payments;

     (b) Second, to Lender to pay the Monthly Debt Service Payment Amount (plus, if applicable, interest at the Default Rate);

     (c)  Third, payments for Approved Operating Expenses;

     (d) Fourth, to make the required Capital Reserve Fund Payments and Rollover Reserve Fund Payments;

     (e) Fifth, payments to Lender to prepay the outstanding principal balance under the Note in such order and in such amounts as Lender may elect, until the Note is paid in full;

     (f) Sixth, from and after the Reset Date, payments to Lender to be applied against Accrued Interest and interest accrued thereon; and

     (g)  Lastly, payments to Borrower of any excess amounts.

Notwithstanding anything herein to the contrary, the failure of Borrower to deposit all Rents into the Deposit Account or to cause funds in the Deposit Account to be applied other than to the payments required under clauses (a) through (g) above in the month following the Optional Prepayment Date and on each Payment Date thereafter shall constitute an Event of Default under this Agreement. Notwithstanding anything herein to the contrary, the failure of Borrower to make all of the payments required under clauses (a) through (d) above in full on the Optional Prepayment Date and on each Payment Date thereafter shall constitute an Event of Default under this Agreement. However, the failure of Borrower in any month after the Reset Date to pay items (e) and (f) above, including any Accrued Interest on the Payment Date in that month, shall not constitute an Event of Default hereunder unless Borrower has received Rents in that month and applied those Rents to matters other than the matters listed in clauses (a) through
(f) above, inclusive. All Accrued Interest shall nonetheless be due and payable on the Maturity Date.

     2.2.4 DEFAULT RATE. After the occurrence and during the continuanceof an Event of Default, the entire outstanding principal balance of the Loan shall bear interest at the Default Rate, and Lender shall have the right to accelerate the Maturity Date by declaring the Loan and the
Note immediately due and payable. Payment or acceptance of the increased rates provided for in this subsection is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

     2.2.5  PROPERTY CASH FLOW ALLOCATION AFTER AN EVENT OF DEFAULT.
After the occurrence and during the continuation of an Event of Default, Lender shall have the right to obtain any amounts held in the Deposit Account on demand as provided in the Deposit Account Agreement, and Lender shall have the right to allocate and apply Rents and any amounts held in the Deposit Account to payment of such matters in connection with the Loan as Lender may deem appropriate, including interest due on the Note, the principal balance of the Note, Approved Capital Expenses, Approved Leasing Expenses, Approved Operating Expenses, or expenses of collection or other amounts due under any Loan Document.

     2.2.6BUSINESS PURPOSE. The proceeds of the Loan will be used solely for the purposes specified in Section 205/4, paragraph (1)(c) of Chapter 815 of the Illinois Compiled Statutes, as amended from time to time, and the principal sum advanced is for a business loan which comes within the purview of such paragraph (1)(c).

     Section 2.3  LOAN REPAYMENT AND DEFEASANCE.

     2.3.1  REPAYMENT.   Borrower shall repay any outstanding principal
indebtedness of the Loan in full on the Maturity Date of the Loan, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in Sections 2.3.2 and 2.3.3 below, Borrower shall have no right to prepay all or any portion of Loan during the period commencing on the Closing Date to but not including that date which will occur ninety
(90) days before the Optional Prepayment Date. From and after that date which will occur ninety (90) days before the Optional Prepayment Date, the Loan may be prepaid in whole or in part without penalty or premium.

     2.3.2 MANDATORY PREPAYMENTS. The Loan is subject to mandatory prepayment, without premium or penalty, in certain instances of Insured Casualty or Condemnation (each a "Casualty/Condemnation Prepayment"), in the manner and to the extent set forth in Sections 7.1.2 and Section 7.1.3 hereof. Each Casualty/Condemnation Prepayment shall be made on a Payment Date and include all accrued and unpaid interest on the amount prepaid up to but not including such Payment Date or, if not paid on a Payment Date, include interest that would have accrued on the amount prepaid to but not including the next Payment Date. Each Casualty/Condemnation Prepayment shall be accompanied by the applicable Return-of-Amount.

     2.3.3  VOLUNTARY DEFEASANCE OF THE NOTE.

     (a) Subject to the terms and conditions set forth in this Sec-tion 2.3.3, Borrower may defease all or any portion of the Loan evidenced by any or all of the Note (hereinafter, a "Defeasance"); provided, that no such Defeasance may occur prior to the Release Date. Each Defeasance shall be subject, in each case, to the satisfaction of the following conditions precedent:

     (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying a Payment Date (the "Defeasance Date") on which the Defeasance is to occur. Such notice shall indicate the Note to be defeased and the principal amount of that Note to be defeased.

     (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balances of the Note to but not including the Defeasance Date. If for any reason the Defeasance Date is not a Payment Date, Borrower shall also pay interest that would have accrued on the Note to but not including the next Payment Date.

     (iii)Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under the Note, this Agreement, the Mortgages and the other Loan Documents.

     (iv) No Event of Default shall exist.

     (v) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance.

     (vi) Borrower shall pay to Lender the applicable Early Prepayment Return-of-Amount or the Partial Defeasance Return-of-Amount, whichever is applicable.

     (vii)In the event only a portion of the Loan evidenced by the Note is the subject of the Defeasance, Borrower shall execute and deliver all necessary documents to amend and restate the Note and issue two substitute notes: one having a principal balance equal to the defeased portion of the original Note (the "Defeased Note") and one note having a principal balance equal to the undefeased portion of the original Note (the "Undefeased Note"). The Defeased Note and Undefeased Note shall have identical terms as the Note, except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance. The Defeased Note and the Undefeased Note shall thereafter be included in the definition of "Note" under this Agreement.

     (viii) Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this provision of this Section 2.3.3 (the "Security Agreement").

     (ix) Borrower shall deliver an opinion of counsel for Borrower in form satisfactory to Lender in its sole discretion stating, among other things, that (A) Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower and
(B) said U.S. Obligations have been validly assigned to the REMIC Trust.

     (x) Lender shall receive evidence in writing from the applicable Rating Agencies to the effect that such Defeasance will not result in a reduction, withdrawal or requalification of the ratings in effect immediately prior to such Defeasance for the Securities issued in connection with the Securitization which are then outstanding.

     (xi) If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies.

      (xii) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.3.3(a) have been satisfied.

     (xiii) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request.

     (xiv)Borrower shall pay all reasonable costs and expenses of Lender incurred in the Defeasance, including any costs and expenses associated with a release of Lien as provided in Section 2.4 hereof and reasonable attorney's fees and expenses.

     (b) In connection with each Defeasance of all or any portion of a Note, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations (which purchases, if made by Lender, shall be made by Lender on an arms-length basis at then prevailing market rates) which provide payments on or prior to, but as close as possible to, (i) in the case of a Defeasance for the entire outstanding principal balance of a Note, all payments required under that Note on successive Payment Dates after the Defeasance Date up to the Optional Prepayment Date, when the entire outstanding balance and all accrued interest on such Note shall be paid in full; or (ii) in the case of a Defeasance for only a portion of the outstanding principal balance of a Note, all payments required under that Defeased Note on successive Payment Dates after the Defeasance Date up to the Optional Prepayment Date, when the entire outstanding balance and all accrued interest on such Defeased Note shall be paid in full (the "Scheduled Defeasance Payments").
Borrower, pursuant to the Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the U.S. Obligations may be made directly to Lender and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable.

Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.3.3(b) and satisfy Borrower's obligations under Sections 2.3 or 2.4 shall be remitted to Borrower. Any amounts received in respect of the U.S. Obligations in excess of the amounts necessary to make monthly payments pursuant to
Section 2.2 shall be retained by Lender until payment in full of the Loan. Semi-annual payments in respect of U.S. Obligations shall be applied to payments under the Note or the Defeased Note, as applicable, as the same become due thereunder.

     (c) If requested by Borrower in connection with any Defeasance under this Section 2.3.3, NACC shall establish or designate a successor entity (the "Successor Borrower") and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. The obligation of NACC to establish or designate a Successor Borrower shall be retained by NACC notwithstanding the sale or transfer of this Agreement unless such obligation is specifically assumed by the transferee. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations thereunder. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note in accordance with this Sec-tion 2.3.3, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith.

     Section 2.4  RELEASE OF PROPERTY.   Except as set forth in this Sec-
tion 2.4, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of any of the Mortgages on the Property.

     2.4.1  RELEASE OF THE PROPERTY.

     (a) If Borrower has elected to defease the Note in its entirety, and the requirements of Section 2.3 have been satisfied, the Property shall be released from the Lien of the applicable Mortgage and the U.S.
Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note.

     (b) In connection with the release of the Lien, Borrower shall submit to Lender, not less than twenty (20) days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for the Property (for execution by Lender) in a form appropriate in the State satisfactory to Lender in its sole discretion and all other documentation Lender requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such release in accordance with the terms of this Agreement.

     2.4.2  RELEASE ON PAYMENT IN FULL.   Lender shall, upon the written
request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms thereof, release the Liens of the Mortgages if not theretofore released.

     2.4.3  PARTIAL RELEASE OF COLLATERAL.   At any time after the Release
Date when the following conditions are satisfied with respect to a Parcel and with respect to the Loan, Lender shall release the lien of the Mortgage and any other Loan Documents from that Parcel: (i) Lender shall receive written notice of the proposed partial release not less than thirty (30) days prior to the date on which the release is to be completed, which date must be a Payment Date; (ii) no Event of Default shall have occurred and be continuing with respect to the Loan; (iii) Borrower shall defease in accordance with all of the requirements of Section 2.3.3 a portion of the Note pertaining to the Parcel to be released in an amount not less than one hundred twenty five percent (125%) of the Allocated Loan Amount for the Parcel to be released; and (iv) following the release of the Parcel, the Debt Service Coverage Ratio for the Parcels remaining subject to the Mortgages (assuming a paydown, and not a defeasance, of the Note in the amount of one hundred twenty five percent (125%) of the Allocated Loan Amount for the released Parcel) is greater than both (A) the Debt Service Coverage Ratio for the Note at the Closing Date; and (B) the Debt Service Coverage Ratio for the Note prior to the proposed release.

     2.4.4  SUBSTITUTION OF COLLATERAL.  At any time after the Release
Date but prior to the Optional Prepayment Date, upon satisfaction of the following conditions, Lender shall, in the case of any of the Parcels permit Borrower to substitute a different property (a "Replacement Parcel") for an original Parcel (the "Replaced Parcel"), and following such substitution, Lender shall release the Mortgages and any other Loan Documents from the Replaced Parcel: (i) the sum of the Allocated Loan Amount for the proposed Replaced Parcel and the Allocated Loan Amounts for all other Replaced Parcels which have previously been substituted for shall not exceed Fifty Percent (50%) of the amount of the Loan; (ii) no Event of Default shall have occurred and be continuing with respect to the Loan;
(iii) the Borrower amends the Note and the other Loan Documents and executes such other documentation as Lender, the Servicer, or a Rating Agency may require to evidence the addition of the Replacement Parcel as collateral for the Loan and to confirm the enforceability of the Loan Documents; (iv) Lender receives a Qualified Survey for the Replacement Parcel; (v) Lender approves the status of title to the Replacement Parcel and obtains a Qualified Title Insurance Policy for the Replacement Parcel;
(vi) Lender receives such environmental, engineering, soil, and other property condition reports regarding the Replacement Parcel as Lender may require, all of which reports must be satisfactory to Lender; (vii) Lender shall have received appraisals prepared in accordance with FIRREA which are satisfactory to Lender and which demonstrate that the fair market value of the Replacement Parcel equals or exceeds the fair market value of the Replaced Parcel; (viii) if the Replacement Parcel is a previously developed property, for the twelve month period prior to the transfer, the Net Operating Income for the Replacement Parcel shall have equaled or exceeded the Net Operating Income for the Replaced Parcel; (ix) if the Replacement Parcel is a newly developed property, the projected annualized Net Operating Income for the Replacement Parcel shall have equaled or exceeded the Net Operating Income for the Replaced Parcel for the twelve month period prior to the transfer; (x) on a pro forma basis, for the twelve month period after the transfer, the Net Operating Income for the Replacement Parcel is projected to equal or exceed the Net Operating Income for the Replaced Parcel; (xi) the Borrower confirms all warranties and representations contained in the Loan Documents with respect to the Property assuming the inclusion of the Replacement Property; (xii) the Borrower delivers to Lender such due diligence items regarding the Replacement Property as Lender or any Rating Agency may require, and such due diligence items are satisfactory to Lender and the Rating Agencies; and
(xiii) each Rating Agency confirms in writing that any rating issued by such Rating Agency in connection with a Securitization will not be downgraded, qualified, or withdrawn as a result of the substitution of the Replacement Parcel.

     Section 2.5  PAYMENTS AND COMPUTATIONS.

     2.5.1 MAKING OF PAYMENTS. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 1:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day thereafter.

     2.5.2 COMPUTATIONS. Interest payable hereunder or under the Note by Borrower shall be computed on the basis of the actual number of days elapsed in a 360-day year.

     2.5.3 LATE PAYMENT CHARGE. If any principal, interest or any other sum due under the Loan Documents is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents.

     Section 2.6  CASH MANAGEMENT ARRANGEMENTS.

          2.6.1 THE CLEARING ACCOUNTS. On or before the earlier to occur of September 30, 1998, or the occurrence of the Securitization (as hereinafter defined) (but in no event earlier than June 1, 1998) Borrower shall establish accounts (the "Clearing Accounts") at such local banks selected by Borrower or a bank in Chicago, Illinois, as Borrower may elect (collectively, the "Clearing Bank"). The Clearing Accounts shall consist of: "Account A," "Account B," the "Security Deposit Account." Account A shall be maintained by Borrower but shall be under the control and direction of Lender. It is acknowledged that Account A may in fact consist of several separate accounts, each of which may be maintained at a local bank selected by Borrower. Account B shall be maintained by Borrower and shall be under the control and direction of Borrower. The Security Deposit Account shall be maintained by Borrower but shall be under the control and direction of Lender.

          2.6.2 THE DEPOSIT ACCOUNT. On or before the date hereof, Lender shall have established the Deposit Account at the Deposit Bank. Any amounts deposited into the Deposit Account shall be applied and disbursed in accordance with the terms and provisions of this Agreement and the Deposit Account Agreement.

          2.6.3 ALL RENTS TO BE DEPOSITED INTO ACCOUNT A. For all purposes under this Section 2.6, the term "Rents" shall not include Security Deposits. At all times during the term of this Loan, Borrower shall cause the Tenants to deposit all Rents directly into Account A. Upon written request from Lender at any time, Borrower shall direct one or more Tenants to deposit Rents into Account A. All Rents or other income, revenue, or funds which have been received by Borrower or by Manager on Borrower's behalf in connection with the Property other than Security Deposits will be transmitted directly to Account A on a daily basis. When funds deposited into Account A are cleared, they shall be forwarded as provided herein.

          2.6.4  SECURITY DEPOSITS.  As and to the extent provided in
Section 7.6, all Security Deposits shall be deposited into the Security Deposit Account.

          2.6.5  FUNDS WHICH ARE NOT CURRENT RENTS.    As used herein,
the term "Current Rents" shall mean all cleared funds which are Rents and which are not either Proceeds of an Insured Casualty or an Award. All cleared funds which are not Current Rents or Security Deposits shall be swept to the Deposit Account and deposited into the appropriate subaccount.

The Borrower shall deposit any Proceeds or Awards into Account A with instructions to the Clearing Bank to forward those funds to the Deposit Bank for deposit into the Casualty/Condemnation Subaccount.

          2.6.6  CASH MANAGEMENT DEFINITIONS.   As used herein, the term
"Cash Management Event" shall mean the first to occur of: (i) the Optional Prepayment Date; or (ii) an Event of Default under this Agreement. As used herein, the term "Cash Management Restoration Event" shall mean that date which will occur one (1) year after the cure, to Lender's reasonable satisfaction, of an Event of Default under this Agreement which resulted in the Cash Management Event. If a Cash Management Event consists of the occurrence of the Optional Prepayment Date, that Cash Management Event shall not be susceptible of cure and shall be said to be continuing from the occurrence of the Optional Prepayment Date to the repayment in full of the Loan, and there shall be no Cash Management Restoration Event with respect to that occurrence of the Optional Prepayment Date.

          2.6.7 CASH MANAGEMENT EVENT. Prior to the occurrence of a Cash Management Event, Current Rents deposited into Account A shall be swept into Account B on a daily basis as those funds are cleared. After the occurrence of a Cash Management Event, and until the occurrence of a Cash Management Restoration Event, Current Rents deposited into Account A shall be swept into the Deposit Account unless the Deposit Bank has given other disbursement instructions to the Clearing Bank. Upon the occurrence of a Cash Management Restoration Event, Lender shall promptly direct the Deposit Bank and the Clearing Bank that Current Rents deposited into Account A shall again be swept into Account B on a daily basis as those funds are cleared.

          2.6.8  DEPOSIT ACCOUNT SUBACCOUNTS.   As provided in the
Deposit Account Agreement, the Deposit Bank shall establish the following subaccounts: (i) the Tax and Insurance Escrow Fund Subaccount; (ii) the Monthly Debt Service Payment Subaccount; (iii) the Capital Reserve Fund Subaccount; (iv) the Required Repair Fund Subaccount; (v) the Casualty/Condemnation Fund Subaccount; (vi) the Rollover Reserve Fund Subaccount; and (vii) the Borrower's Subaccount. Prior to the occurrence of a Cash Management Event, Borrower shall make monthly deposits by wire transfer on or before each Payment Date in the following amounts, which amounts shall be deposited as follows: (w) first, an amount equal to the Monthly Debt Service Payment Amount, which shall be deposited into the Monthly Debt Service Payment Subaccount; (x) second, an amount equal to the monthly Tax and Insurance Escrow Fund Payments, which shall be deposited into the Tax and Insurance Escrow Fund Subaccount; (y) third, an amount equal to the monthly Capital Reserve Fund Payment, which shall be deposited into the Capital Reserve Fund Subaccount; and (z) fourth, an amount equal to the monthly Rollover Reserve Fund Payment, which shall be deposited into the Rollover Reserve Fund Subaccount. Following the occurrence of a Cash Management Event, and until the occurrence of a Cash Management Restoration Event, as funds deposited into the Clearing Bank Account A are swept into the Deposit Account, they shall be deposited in the following order: (A) first, into the Monthly Debt Service Payment Subaccount until the amount on deposit therein is equal to the Monthly Debt Service Payment Amount; (B) second, an amount equal to the monthly Tax and Insurance Escrow Fund Payments shall be deposited into the Tax and Insurance Escrow Fund Subaccount; (C) third, an amount equal to the monthly Capital Reserve Fund Payment shall be deposited into the Capital Reserve Fund Subaccount; and
(D) fourth, an amount equal to the monthly Rollover Reserve Fund Payment shall be deposited into the Rollover Reserve Fund Subaccount. Funds designated for deposit into the Casualty/Condemnation Fund Subaccount shall be deposited into that subaccount.

          2.6.9  DISBURSEMENTS TO BORROWER.   Prior to the occurrence of
a Cash Management Event, all cleared Current Rents shall be swept to Account B. After the occurrence of a Cash Management Event, and until a Cash Management Restoration Event shall have occurred, when cleared Current Rents have been swept from Account A to the Deposit Account in amounts sufficient to make the deposits described in clauses (A), (B), and (C) of
Section 2.6.8 during any Collection Period, (i) the Deposit Bank shall direct the Clearing Bank to continue to sweep cleared funds which are not Current Rents to the Deposit Bank and to stop further payments of Current Rents to the Deposit Bank for the remainder of that Collection Period; (ii) for the duration of that Collection Period, the Clearing Bank shall daily sweep all cleared Current Rents to Account B, from which account such funds may be drawn by Borrower; and (iii) upon the occurrence of the next Payment Date, the Deposit Bank shall stop disbursement of cleared Current Rents from Account A to Account B and shall again sweep all Current Rents from Account A to the Deposit Account. Upon the occurrence of a Cash Management Restoration Event, all cleared Current Rents in Account A shall be swept to Account B as provided above.

     Section 2.7  INTEREST RATE BUY-UP.

          2.7.1 THE BUY-UP. Notwithstanding anything in this Agreement or any other Loan Document to the contrary: (A)(i) Borrower and Lender agree that no payment of any Yield Maintenance Premium or any applicable Return-of-Amount required to be paid by Borrower pursuant to this Agreement or any other Loan Document is intended to be a penalty of any nature or kind whatsoever; and (ii) Borrower acknowledges that in connection with the making of the Loan, Lender paid Borrower an amount equal to Three Million Four Hundred Eighty Seven Thousand Six Hundred Forty Dollars ($3,487,640) for Borrower's agreement to pay an increased interest rate over that which was initially intended (the "Buy-Up Amount"). Borrower and Lender both intended that Lender would recover the Buy-Up Amount through the payment of interest on the Loan by Borrower to Lender through the Optional Prepayment Date at the Initial Interest Rate. In consideration of Lender's payment to Borrower of the Buy-Up Amount, Borrower hereby unconditionally and irrevocably waives any and all rights of any nature or kind whatsoever that Borrower may have to contest the validity and or the enforceability of any Buy-Up Amount, Casualty Return-of-Amount, Condemnation Return-of-Amount, Event of Default Return-of-Amount, Early Prepayment Return-of-Amount, Partial Defeasance Return-of-Amount or Yield Maintenance Premium. In no event shall the Buy-Up Amount or any amounts determined under Section 2.7.2 exceed Three Million Four Hundred Eighty Seven Thousand Six Hundred Forty Dollars ($3,487,640).

          2.7.2 RETURN-OF-AMOUNTS DEFINITIONS. As used herein, the following terms shall have the following meanings:

               (a) The term "Amortized Amount" means, with respect to any time, an amount equal to the amount the Principal Indebtedness would have been at such time if (i) the Loan Amount on the Closing Date had been $38,300,000; (ii) the Initial Interest Rate on the Closing Date had been six and ninety five hundredths percent (6.95%), (iii) the amortization schedule on the Closing Date had been based on 315 months, (iv) the amortization schedule referred to in clause (iii) had been calculated based on interest payable on an actual/360 basis, and (v) all payments that had been made on the Loan prior to the date of determination had instead been made on a loan with parameters set forth in clauses (i) through (iv) above prior to such time.

               (b) The term "Casualty Prepayment Amount" means, with respect to any Insurance Proceeds which the Lender has elected to apply to the obligations under the Note, a portion of the such Insurance Proceeds (at the time immediately prior to the payment of such amount to Lender) equal to (i) if the amount of the Insurance Proceeds is less than the Amortized Amount at such time, the product obtained by multiplying (a) the amount of such Insurance Proceeds by (b) the quotient obtained by dividing
(1) the Principal Indebtedness at such time by (2) the Amortized Amount at such time or (ii) if the amount of the Insurance Proceeds is greater than or equal to the Amortized Amount at such time, the outstanding Principal Indebtedness at such time; PROVIDED, HOWEVER, that after the Optional Prepayment Date, the Casualty Prepayment Amount shall equal the amount of the Insurance Proceeds but shall not exceed the amount of the Principal Indebtedness.

               (c) The term "Casualty Return-of-Amount" means, with respect to any Insurance Proceeds which the Lender has elected to apply to the obligations under the Note, a portion of such Insurance Proceeds (at the time immediately prior to the payment of such amount to Lender) equal to (i) if the amount of the Insurance Proceeds is less than the Amortized Amount at such time, the excess of the amount of the Insurance Proceeds over the Casualty Prepayment Amount at such time or (ii) if the amount of the Insurance Proceeds is greater than or equal to the Amortized Amount at such time, the excess of the Amortized Amount at such time over the outstanding Principal Indebtedness at such; PROVIDED, HOWEVER, that after the Optional Prepayment Date, the Casualty Return-of-Amount shall be zero.

               (d) The term "Condemnation Prepayment Amount" means, with respect to any Award which the Lender has elected to apply to the obligations under the Note, a portion of such Award (at the time immediately prior to the payment of such amount to Lender) equal to (i) if the amount of the Award is less than the Amortized Amount at such time, the product obtained by multiplying (a) the amount of such Award by (b) the quotient obtained by dividing (1) the outstanding Principal Indebtedness at such time by (2) the Amortized Amount at such time or (ii) if the amount of the Award is greater than or equal to the Amortized Amount at such time the outstanding Principal Indebtedness at such time; PROVIDED, HOWEVER, that after the Optional Prepayment Date, the Condemnation Prepayment Amount, shall equal the amount of the Award but shall not exceed the amount of the Principal Indebtedness.

               (e) The term "Condemnation Return-of-Amount" means, with respect to any Award which the Lender has elected to apply under the Note, a portion of such Award (at the time immediately prior to the payment of such amount to Lender) equal to (i) if the amount of the Award is less than or equal to the Amortized Amount at such time, the excess of the amount of the Award over the Condemnation Prepayment Amount at such time or (ii) if the amount of the Award is greater than the Amortized Amount at such time, the excess of the Amortized Amount at such time over the outstanding Principal Indebtedness at such time; PROVIDED, HOWEVER, that after the Optional Prepayment Date, the Condemnation Return-of-Amount shall equal zero.

               (f) The term "Early Prepayment Return-of-Amount" means an amount which is equal to the excess of (i) the Amortized Amount immediately prior to such prepayment over (ii) the outstanding Principal Indebtedness immediately prior to such prepayment.

               (g) The term "Event of Default Return-of-Amount" means, with respect to any time, an amount (at the time immediately prior to the payment of such amount to Lender), which amount is intended to be a repayment by Borrower to Lender on account of the fee Lender actually paid to Borrower as set forth in this Section 2.7.1 and in the Note, and which amount is equal to the excess of (i) the Amortized Amount at such time over
(ii) the outstanding Principal Indebtedness at such time.

               (h) The term "Partial Defeasance Return-of-Amount" means an amount which is equal to the product of the Early Prepayment Return-of-Amount, multiplied by the percentage obtained by dividing the amount being paid to Lender on the Defeasance Date, by the original principal amount of the Loan.

               (i) The term "Principal Indebtedness" means the outstanding principal balance under the Note as of any date of determination of any principal then outstanding under the Note.

               (j)  The term "Return-of-Amount" means any applicable
Early Prepayment Return-of-Amount, Partial Defeasance Return-of-Amount, Event of Default Return-of-Amount, Casualty Prepayment Amount, Casualty Return-of-Amount, Condemnation Prepayment Amount or Condemnation Return-of-Amount.

          2.7.3  PAYMENT OF RETURN-OF-AMOUNTS.

               (a) In the event of a Casualty/Condemnation Prepayment, Borrower shall pay any Return-of-Amount which may be required in connection with such Casualty/Condemnation Prepayment.

               (b)  In the event of a Defeasance or a partial
Defeasance, Borrower shall pay any Early Prepayment Return-of-Amount or any Partial Defeasance Return-of-Amount which may be applicable to such Defeasance or partial Defeasance.

               (c) Following the occurrence of an Event of Default which results in a repayment of all or any portion of the Debt prior to the Optional Prepayment Date, Borrower shall pay any Event of Default Return-of-Amount which may be applicable to such repayment.


              ARTICLE III.  CONDITIONS PRECEDENT
              ----------------------------------

     Section 3.1 CONDITIONS PRECEDENT TO THE LOAN. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

     (a) REPRESENTATION AND WARRANTIES: COMPLIANCE WITH CONDITIONS. The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

     (b) LOAN AGREEMENT, NOTE AND OTHER LOAN DOCUMENTS. Lender shall have received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower. Lender shall have received from Borrower fully executed and acknowledged counterparts of the Mortgages, Assignments of Leases, the Assignment of Agreements, the Environmental Indemnity, the Clearing Account Agreement, the Deposit Account Agreement, and the Consent and Subordination of Manager relating to the Property.

     (c)  TITLE INSURANCE; SURVEY; ZONING.

          (i) TITLE INSURANCE. Lender shall have received a Qualified Title Insurance Policy for each Parcel containing the following endorsements: (A) ALTA 9 Comprehensive Endorsement; (B) ALTA 3.1 Zoning Endorsement, with additional coverage for parking and loading docks; (C) Survey Endorsement; (D) Access Endorsement; (E) Usury Endorsement; (F) Separate Tax Lot Endorsement; (G) Environmental Protection Lien Endorsement; (H) if a parcel consists of more than one lot, a Contiguity Endorsement; and evidence that the premium in respect of such Title Insurance Policy has been paid.

          (ii) SURVEY. Lender shall have received a Qualified Survey for each Parcel.

          (iii)ENCUMBRANCES. Borrower shall have taken or caused to be taken such actions in such a manner so that Lender has a valid and perfected Lien of the requisite priority as of the Closing Date with respect to the Mortgage on the Property, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

          (iv) ZONING. Lender shall have received a zoning letter in the form attached hereto as Exhibit F for each Parcel from the Municipality in which that Parcel is located.

     (d) PHYSICAL DUE DILIGENCE. Lender shall have received the following items with respect to each Parcel in a form satisfactory to
Lender:

          (i) ENVIRONMENTAL REPORTS. Lender shall have received a Phase I environmental report for each Parcel which must be reasonably satisfactory to Lender, and, if deemed necessary by Lender, a Phase II environmental report satisfactory to Lender in respect of any or all of the Parcels, with such reports to be prepared by a firm acceptable to Lender.

          (ii) ENGINEERING REPORTS. Lender shall have received a structural engineering report reasonably acceptable to Lender from a firm approved by Lender identifying, among other things, (A) any deferred maintenance at the Property; and (B) a ten (10) year schedule of anticipated capital expenditures at the Property and the per annum cost thereof.

          (iii)COMPLIANCE WITH LAW.   Evidence satisfactory to Lender
that each Parcel is in compliance in all material respects with all applicable building, land use, environmental, and other laws applicable to the Parcel, including a Certificate of Occupancy for each Parcel, if available.

          (iv) UTILITY AVAILABILITY. Evidence reasonably satisfactory to Lender that each Parcel is served by all utilities deemed reasonably necessary by Lender for operation of the Parcel, together with evidence reasonably satisfactory to Lender confirming that all utility lines are placed within easements and that no improvements encroach on any such utility easements, which evidence may be provided by the Borrower's existing surveys of the Property.

     (e) GROUND LEASE ESTATE. If any Owner's interest in a Parcel is as a ground lessee rather than as a fee owner, then such Owner must have obtained Lender's approval of the form of the ground lease and must provide Lender with an estoppel letter from the ground lessor in a form satisfactory to Lender.

     (f) UNDERWRITING. The following conditions shall be met to Lender's satisfaction:

          (i) DEBT SERVICE COVERAGE RATIO. The Debt Service Coverage Ratio for the Property (assuming the debt service paid in such period would have been the debt service due under the Note for the twelve month period following the Closing, plus the amount of principal payments which would have been made if the Loan were being amortized on a three hundred fifteen
(315) month schedule) for the twelve month period preceding the Closing shall be not less than 1.65 to 1.

          (ii) LOAN TO VALUE RATIO; APPRAISALS. Lender shall have received an appraisal for each of the Parcels made by an appraiser satisfactory to Lender in accordance with FIRREA appraisal requirements (provided that the fact that Borrower rather than Lender may have ordered and obtained such appraisals shall be acceptable to Lender) and otherwise satisfactory to Lender indicating that the original principal balance of the Loan is not more than seventy five percent (75%) of the fair market value of the Property as of the date hereof.

          (iii)CAPITAL BUDGET. Borrower shall have delivered, and Lender shall have approved, a Capital Budget for the calendar year 1998.

          (iv) FINANCIAL STATEMENTS. Borrower shall have delivered, and Lender shall have approved, historical operating statements for each Parcel for the three year period prior to the Closing Date (or any shorter period reasonably acceptable to Lender); trailing twelve month operating statements for each Parcel; and an operating budget for the period ending December 31, 1998.

          (v) BASIC CARRYING COSTS. Borrower shall have paid or deposited into an applicable reserve fund: (i) a deposit with respect to Insurance Premiums as required by Lender; and (ii) a deposit with respect to Taxes as required by Lender; all of which shall be funded with proceeds of the Loan.

     (g)  LEASES AND CONTRACTS.

          (i) LEASES. Borrower shall have provided Lender with certified copies of all of the Leases in effect as of the date hereof which have been designated and requested by Lender, together with copies of all material contracts affecting the Property which have been designated and requested by Lender.

          (ii) ESTOPPEL LETTERS. Borrower shall have provided Lender with estoppel letters in a form satisfactory to Lender from all Tenants whose Lease occupies more than Ten Percent (10%) of the net rentable space of a Parcel and from Tenants whose Leases produce, in the aggregate, at least Ninety Percent (90%) of the Operating Income from the Property.

          (iii)SUBORDINATION AND NON-DISTURBANCE AGREEMENTS. Borrower shall have provided Lender with subordination, non-disturbance and attornment agreements in a form satisfactory to Lender from all Tenants for which evidence of the Tenant's Lease has been recorded or for which Borrower is unable to obtain title insurance over the Lease in a form satisfactory to Lender, except for those Tenants that are agencies of the federal or any applicable state government.

          (iv) RENT ROLL. Borrower shall have provided Lender with an updated copy of the Rent Roll dated not earlier than one (1) month prior to the date hereof, which Rent Roll shall be satisfactory to Lender in all material respects.

     (h) INSURANCE. Lender shall have received valid certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period which period shall not be shorter than quarterly. If requested by Lender, Lender shall have received Probable Maximum Loss studies for the Property addressing the possibility of earthquake damage to any Parcel designated by Lender, which studies must be satisfactory to Lender.

     (i) SPECIAL PURPOSE ENTITIES. Each Owner must be organized as a special purpose entity in a form reasonably satisfactory to Lender, each Owner which is a limited liability company must have a managing member which itself is a special purpose entity which has an Independent Director, each Owner which is a business trust must have a trustee which is an Independent Trustee satisfying for that business trust all of the requirements stated in this Agreement for an Independent Director, and each Owner which is a corporation must have an Independent Director.

     (j) DELIVERY OF ORGANIZATIONAL DOCUMENTS. On or before the Closing Date, Borrower shall deliver or cause to be delivered to Lender (i) copies certified by the Managing Member of all organizational documentation related to such Owner and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its sole discretion, including good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

     (k) HYPOTHECATION AGREEMENT. Each of the Owners shall enter into a Hypothecation Agreement in a form satisfactory to Lender pursuant to which the Owners will agree to pledge their respective Parcels for the benefit of the Lender and pursuant to which the Owners will agree to account for the deposit of Rents into the Clearing Accounts in a manner which will insure that each Owner is properly credited for its respective share of the Rents.

     (l) OPINIONS OF BORROWER'S COUNSEL. Lender shall have received opinions of Borrower's counsel (i) that Borrower is properly organized and has all necessary power and authority to own the Property and to enter into this transaction, (ii) that the cross-collateralization of the Parcels and the execution by the separate Owners of this Agreement, the Note and other Loan Documents will not constitute a fraudulent transfer under 11 U.S.C.
Section 548, (iii) with respect to non-consolidation issues, and (iv) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may require, all such opinions in form, scope and substance satisfactory to Lender and Lender's counsel in their reasonable discretion. To the extent provisions of the Loan Documents are governed by the law of a state other than the state of Illinois, Borrower's counsel shall obtain an opinion of counsel in a form satisfactory to Lender with respect to enforceability of the Loan Documents under the laws of that state and such other matters as Lender may require.

     (m)  INTENTIONALLY OMITTED.

     (n) RELATED DOCUMENTS. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

     (o) COMPLETION OF PROCEEDINGS. All partnership, limited liability company, corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and the other Loan Documents and all documents incidental thereto shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request. Borrower shall have caused each Mortgage to be a valid and perfected first Lien as of the Closing Date on the portions of the Property to which such Mortgage pertains, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.


          ARTICLE IV.  REPRESENTATIONS AND WARRANTIES
          -------------------------------------------

     Section 4.1 BORROWER REPRESENTATIONS. Borrower represents and warrants as of the date hereof and as of the Closing Date that:

     (a) ORGANIZATION. Each Owner has been duly organized and is validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Each Owner is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Through each Owner, Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Property.

     (b) PROCEEDINGS. Each Owner has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of each Owner and constitute legal, valid and binding obligations of each Owner enforceable against the Owners in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (c) NO CONFLICTS. To the best of Borrower's knowledge, the execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of any Owner pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, operating agreement, partnership agreement, trust agreement or other agreement or instrument to which an Owner is a party or by which an Owner's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Owner or any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by an Owner of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

     (d) LITIGATION. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or to the best of Borrower's knowledge threatened against or affecting any Owner or any Parcel, which actions, suits or proceedings, if determined against such Owner or such Parcel, might materially adversely affect the condition (financial or otherwise) or business of such Owner or the condition or ownership of such Parcel.

     (e) AGREEMENTS. To the best of Borrower's knowledge, none of the Owners is a party to any agreement or instrument or subject to any restriction which might materially adversely affect an Owner or any Parcel or an Owner's business, properties or assets, operations or condition, financial or otherwise. To the best of Borrower's knowledge, none of the Owners is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound.

     (f) TITLE. The Owners have good and indefeasible title in fee to the real property comprising part of the Property, and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Mortgages, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will in each case create (i) a valid, perfected first priority lien on the portions of the Property to which such Mortgage pertains, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created or permitted by the Loan Documents. The Permitted Encumbrances do not materially adversely affect the value or use of the Property, or Borrower's ability to repay the Loan. To the best of Borrower's knowledge, there are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents, other than expenses incurred in the ordinary course of Borrower's business.

     (g) NO BANKRUPTCY FILING. None of the Owners is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against any Owner.

     (h) FULL AND ACCURATE DISCLOSURE. No statement of fact made by any Owner in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to any Owner which has not been disclosed to Lender which materially adversely affects, nor as far as any Owner can foresee, might materially adversely affect, the Property or the business, operations or condition (financial or otherwise) of such Owner.

     (i) NO PLAN ASSETS. None of the Owners is an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Sec-tion 2510.3-101.

     (j) COMPLIANCE. To the best of Borrower's knowledge, Borrower and the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including building and zoning ordinances and codes. To the best of Borrower's knowledge, none of the Owners is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of such Owner. To the best of Borrower's knowledge, there has not been and shall never be committed by an Owner or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of such Owner's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to knowingly commit, permit or suffer to exist any act or omission affording such right of forfeiture.

     (k) CONTRACTS. All contracts affecting the Property have been entered into at arms-length in the ordinary course of Borrower's business or at competitive terms and provide for the payment of fees in amounts and upon terms comparable to existing market rates.

     (l) FINANCIAL INFORMATION. All financial data, including the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Property as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Borrower has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

     (m) CONDEMNATION. No Condemnation or other proceeding has been commenced or, to Borrower's best knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

     (n) FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

     (o) UTILITIES AND PUBLIC ACCESS. Each Parcel has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its respective intended uses. To the best of Borrower's knowledge, all public utilities necessary or convenient to the full use and enjoyment of each Parcel are located in the public right-of-way abutting such Parcel or within easements, and all such utilities are connected so as to serve such Parcel without passing over other property. All roads necessary for the use of each Parcel for its current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

     (p) NOT A FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

     (q) SEPARATE LOTS. Each Parcel is comprised of one (1) or more parcels which constitutes a separate tax lot and does not constitute a portion of any other tax lot which is not a part of such Parcel.

     (r) ASSESSMENTS. To the best of Borrower' knowledge, and except as disclosed in the Qualified Title Insurance Policies, there are no pending or proposed special or other assessments for public improvements or otherwise affecting any Parcel. To the best of Borrower's knowledge, there are no contemplated improvements to or for the benefit of a Parcel that may result in such special or other assessments.

     (s) ENFORCEABILITY. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by an Owner, including the defense of usury, nor would the exercise of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and none of the Owners has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

     (t) NO PRIOR ASSIGNMENT. There are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

     (u) INSURANCE. Borrower has obtained and has delivered to Lender insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement.

     826 USE OF PARCELS. Each Parcel is used exclusively for uses permitted under applicable Legal Requirements.

     (w) CERTIFICATE OF OCCUPANCY; LICENSES. All certifications, permits, licenses and approvals, including certificates of completion and occupancy permits and any applicable liquor licenses required for the legal use, occupancy and operation of the Property (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower shall keep and maintain all licenses necessary for the operation of the Property. The uses being made of each respective Parcel conform to the certificate of occupancy issued for that Parcel.

     (x) FLOOD ZONE. Except for portions of the Property owned by Fountain Square, Peach Tree and Airways (and for which flood insurance is in effect), none of the Improvements on any Parcel are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

     (y) PHYSICAL CONDITION. To the best of Borrower's knowledge, the Property, including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; provided, however that the HVAC systems, fire protection systems, electrical systems and other systems and improvements to be installed and constructed in and relating to recently leased and unleased tenant spaces within the Parcels owned by Avalon Center have not been installed and constructed and will be installed and constructed in the ordinary course of business (with respect to recently leased spaces) and as tenants lease such spaces (with respect to unleased spaces). There exists no structural or other material defects or damages in the Property, whether latent or otherwise. Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

     (z) APPRAISED VALUE. All of the improvements which were included in determining the appraised value of a Parcel lie wholly within the boundaries and building restriction lines of such Parcel, and no improvements on adjoining properties encroach in any material respect upon any Parcel, and no easements or other encumbrances upon a Parcel encroach upon any of the improvements on that Parcel, so as to affect the value or marketability of that Parcel, except those which are insured against by title insurance.

     (aa) LEASES. Attached hereto as SCHEDULE 1 are the rent rolls (collectively, the "Rent Roll") for each Parcel. Each Rent Roll is true, correct and complete with respect to the subject matter thereof as of the respective date of such Rent Roll. The only Leases affecting each Parcel are those reflected in the applicable Rent Roll. Except as set forth in
SCHEDULE 1: (i) to the best of Borrower's knowledge, each Lease is in full force and effect; (ii) the tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises (except that certain tenants that have recently leased space in the Parcels owned by Avalon Center have not accepted possession and are not in occupancy of their respective leased space to the extent the applicable tenant improvements for such spaces have not yet been completed), have commenced the payment of rent under such Leases and Borrower has not received written notice from any tenant of any offsets, claims or defenses to the enforcement thereof, except to the extent provided in (iv) below;
(iii) all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (iv) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll and there is no claim or basis for a claim by the tenant thereunder for an adjustment to the rent, except that those tenants as have been specified in a written notice delivered from Borrower to Lender have disputed Borrower's calculations of real estate tax and common area maintenance contributions; (v) no tenant has made any claim against the landlord under the Leases which remains outstanding (except to the extent provided in (iv) above) and there are no defaults in any material respect on the part of the landlord under any Lease and to the best of Borrower's knowledge, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such default; (vi) to the best of Borrower's knowledge, there is no present monetary default or material non-monetary default by any tenant under any Lease; and (vii) none of the Leases contains any option to purchase or right of first refusal to purchase the Property or any part thereof. The Leases have not been assigned or pledged except to Lender, and no other person whatsoever has any interest therein except the tenants thereunder and persons claiming by, through, or under the tenants.

     (bb) SURVEY. The Qualified Survey for each Parcel delivered to Lender in connection with this Agreement does not fail to reflect any material matter affecting that Parcel or the title thereto.

     (cc) FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Property to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including the Mortgages, have been paid or will be paid from the disbursement of the Loan at the Closing Date, and, under current Legal Requirements, the Mortgages are enforceable against the Owners in accordance with their respective terms by Lender (or any subsequent holder thereof), except as such enforceability may be limited by insolvency, bankruptcy, moratorium or other laws affecting creditor's remedies in general and principles of equity.

     (dd) SINGLE-PURPOSE. Borrower hereby represents and warrants to, and covenants with, Lender that, as of the date hereof and until such time as the Debt shall be paid in full:

     (i) None of the Owners does or will own any encumbered asset or property other than (A) the Property, and (B) incidental personal property necessary for or used in connection with the ownership or operation of the Property.

     (ii) None of the Owners will engage in any business other than the ownership, management, operation, sale and refinancing of the Property, and each Owner will conduct and operate its business as presently conducted and operated.

     (iii)None of the Owners will enter into any contract or agreement with any of its affiliates or constituent parties, or any affiliate of any constituent party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

     (iv) None of the Owners has incurred or will incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than the Permitted Indebtedness and other than indebtedness owing by an Owner to Banyan for customary and ordinary debt service payments, leasing commissions, tenant improvement costs, Operating Expenses and Capital Expenses advanced by Banyan in the ordinary course of Banyan's business on behalf of such Owner. Except as set forth in the immediately preceding sentence, no indebtedness other than the Debt may be secured (subordinate or PARI PASSU) by the Property.

     (v) None of the Owners has made or will make any advances to any third party (including any affiliate or constituent party, or any affiliate of any constituent party), other than advances and repayments made by Owner to Banyan in the ordinary course of each such Owner's and Banyan's business.

     (vi) Each Owner is and will remain solvent and will pay its debts and liabilities (including employment and overhead expenses) from its assets as the same shall become due.

     (vii)Each Owner that is a limited liability company has done or caused to be done and will do all things necessary to observe limited liability company formalities and preserve its existence. Each Owner or Managing Member that is a corporation has done or caused to be done and will do all things necessary to observe corporate formalities and preserve its existence.

     (viii) Each Owner that is a business trust has done or caused to be done and will do all things necessary to observe business trust formalities and preserve its existence.

     (ix) None of the Owners will permit any constituent party to amend, modify or otherwise change the articles of organization, operating agreement, articles of incorporation and bylaws, partnership certificate, partnership agreement, trust or other organizational documents of such Owner or such constituent party in a manner which would adversely affect an Owner's existence as a single purpose entity; provided that the foregoing shall not apply to an Owner if it no longer owns title to a Parcel that is encumbered by the Mortgages by reason of a full defeasance of the Note pursuant to Section 2.4.1 above, a partial release having been issued with respect to such Parcel pursuant to Section 2.4.3 above or such Parcel having become a Replaced Parcel pursuant to Section 2.4.4 above.

     (x) Each Owner will maintain separate books and records of its income and expenses.

     (xi) Each Owner will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate, any constituent party, or any affiliate of any constituent party) shall conduct business in its own name.

     (xii)Each Owner will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     (xiii) None of the Owners nor any constituent party will seek the dissolution or winding up, in whole or in part, of an Owner; provided that the foregoing shall not apply to an Owner if it no longer owns title to a Parcel that is encumbered by the Mortgages by reason of a full defeasance of the Note pursuant to Section 2.4.1 above, a partial release having been issued with respect to such Parcel pursuant to Section 2.4.3 above or such Parcel having become a Replaced Parcel pursuant to Section
2.4.4 above.

     (xiv)Each Owner has and will maintain its assets in such a manner that it will be possible to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party, or any affiliate of any constituent party or any other person.

     (xv) Except for the Loan, none of the Owners has and none of the Owners will hold itself out to be responsible for the debts or obligations of any other person.

     (xvi)The Managing Member will at all times comply with each of the representations, warranties, and covenants contained in this Sec-tion 4.1(dd) as if such representation, warranty or covenant was made directly by the Managing Member.

     (xvii) The charter of the Managing Member shall at all times have at least one duly appointed member of its board of directors (an "Independent Director") reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer or employee of, Borrower or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling any such shareholder, supplier or customer, or
(iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer of any other director of the Managing Member. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise. Upon the disassociation or withdrawal of the Managing Member from an Owner, the Owner shall appoint a new Managing Member and deliver an acceptable non-consolidation opinion to Lender and to any applicable rating agency concerning, as applicable, the new Managing Member and its owners.

     (xviii)   Each Owner that is a business trust shall at all times
have one duly appointed trustee (referred to herein as an "Independent Trustee") reasonably satisfactory to Lender who shall either be a corporation with an "Independent Director," as described above, or who shall be an individual who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer or employee of, Borrower or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling any such shareholder, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer of any other trustee of the Owner. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

     (xix)The board of directors of the Managing Member and the board of directors of the Independent Trustee shall not take any action which, under the terms of the Articles of Incorporation or ByLaws of the Managing Member, requires the unanimous vote of the board of directors of the Managing Member unless at the time of such action there shall be at least one director who is an Independent Director.

     (xx) Each Owner shall conduct its business so that the assumptions made with respect to such Owner in that certain substantive consolidation opinion letter delivered by Borrower's counsel in connection with the Loan shall be true and correct in all respects.

     (xxi)None of the Owners will, without the consent of all members (including that of the Managing Member, which in turn requires the vote of an Independent Director) or the consent of the sole Trustee, in the case of a business trust Owner: (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding; (ii) institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (iii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower or a substantial portion of its properties; (iv) make any assignment for the benefit of the Borrower's creditors; (v) dissolve, liquidate or otherwise terminate the legal existence of any Owner, except as expressly permitted in this Agreement;
(vi) merge with or consolidate into another Person, except as expressly permitted in this Agreement; (vii) sell or refinance any Parcel, except if concurrently with the closing of such sale or refinance, the Parcel will be partially released from the lien of the Mortgages as provided in Section
2.4.3 above; or (viii) take any action in furtherance of any of the foregoing.

     (ee) INVESTMENT COMPANY ACT. None of the Owners is: (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     (ff) FRAUDULENT TRANSFER. None of the Owners has entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor. Each Owner has received reasonably equivalent value in exchange for its agreement to pledge its respective portion of the Property as collateral for the Loan and in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Borrower's assets equals or exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of Borrower's total assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

     (gg) MANAGEMENT AGREEMENT. Each Management Agreement is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, the recordation of the Mortgages, nor the exercise of any remedies by Lender, will adversely affect Borrower's rights under any Management Agreement.

     Section 4.2 SURVIVAL OF REPRESENTATIONS. Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.


               ARTICLE V.  AFFIRMATIVE COVENANTS
               ---------------------------------

     Section 5.1 BORROWER COVENANTS. From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgages (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

     (a) EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS; INSURANCE. Each Owner shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Property. Each Owner shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgage. Borrower shall keep the Property insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement.

     (b)  TAXES AND OTHER CHARGES.  Borrower shall pay all Taxes and
Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable, except for those Taxes and Other Charges for which a valid extension for payment has been duly filed and payment of such Taxes and Other Charges is not required until the extended deadline (or if payment is required earlier, such payment has been made). Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent on or prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 7.3 hereof). Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property, and shall promptly pay for or cause to be paid for all utility services provided to the Property for which Borrower is responsible. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of the Taxes or Other Charges from the Property, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder,
(iv) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (v) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon; and (vi) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith.
Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

     (c) LITIGATION. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against any Owner which might materially adversely affect Borrower's condition (financial or otherwise) or business or the Property.

     (d) PREMISES. Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

     (e) NOTICE OF DEFAULT. Borrower shall promptly advise Lender of any material adverse change in any Owner's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

     (f) COOPERATE IN LEGAL PROCEEDINGS. Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

     (g) PERFORM LOAN DOCUMENTS. Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by, or applicable to, Borrower.

     (h) INSURANCE BENEFITS. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any reasonable expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Property or any part thereof) out of such Insurance Proceeds.

     (i) FURTHER ASSURANCES. Borrower shall, at Borrower's sole cost and expense:

          (A) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by it pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

          (B) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure its obligations under the Loan Documents, as Lender may reasonably require; and

          (C) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

     (j) SUPPLEMENTAL MORTGAGE AFFIDAVITS. As of the date hereof, Borrower represents that it has paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgages. If at any time Lender determines, based on applicable law, that Lender is not being afforded the maximum amount of security available from the Property as a direct or indirect result of applicable taxes not having been paid with respect to the Property, Borrower agrees that Borrower will execute, acknowledge and deliver to Lender, immediately upon Lender's request, supplemental affidavits correctly stating the amount of the Debt, and Borrower shall, on demand, pay any additional taxes required to be paid with respect to the Mortgages.

     (k)  FINANCIAL REPORTING.

          (i) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, proper and accurate books, records and accounts reflecting all of the financial affairs of Banyan and Borrower and all items of income and expense in connection with the operation of the Property and in connection with any services, equipment or furnishings provided in connection with the operation of the Property, whether such income or expense be realized by Borrower or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Borrower who have leased from Borrower portions of the Property for the purpose of occupying the same. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice (which notice may be simultaneous and telephonic) to examine such books, records and accounts at the office of Banyan or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Banyan's and Borrower's accounting records with respect to the Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

          (ii) Borrower will furnish to Lender annually, within one hundred five (105) days following the end of each Fiscal Year of each Owner, a complete copy of Banyan's annual consolidated financial statements audited by a "big six" accounting firm or another independent certified public accountant reasonably acceptable to Lender in accordance with GAAP covering Banyan (including each Owner and all other subsidiaries of Banyan) for such Fiscal Year and containing balance sheets and statements of profit and loss for Banyan in such detail as Lender may request. Such statements shall set forth the financial condition and the income and expenses for Banyan for the immediately preceding calendar year, including statements of annual Net Operating Income. Banyan's annual financial statements shall be accompanied by an Officer's Certificate certifying that each such annual financial statement presents fairly the financial condition of Banyan (and the Owners) and has been prepared in accordance with GAAP. Together with Banyan's annual financial statements, Borrower shall furnish to Lender an Officer's Certificate certifying, as of the date thereof (x) whether there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same, and (y) that the representations and warranties of Borrower set forth in Section 4.1(dd) are true and correct.

          (iii)Borrower will furnish, or cause to be furnished, to Lender on or before forty-five (45) days after the end of each calendar month or calendar quarter, as the case may be, the following items, accompanied by an Officer's Certificate certifying that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of the Owners and the Property in accordance with GAAP (subject to normal year end adjustments) as applicable: (A) on a monthly basis, monthly and year to date operating statements prepared for each calendar month, noting Net Operating Income and other information necessary and sufficient under GAAP to fairly represent the financial position and results of operation of the Properties during such calendar month, all in form satisfactory to Lender; and (B) on a quarterly basis, a statement of the actual capital expenditures made by Borrower during each calendar quarter as of the last day of such calendar quarter.

          (iv) Borrower will furnish, or cause to be furnished, to Lender as soon as available and in any event on or before forty-five (45) days after the end of each calendar quarter occupancy rates, rent rolls (prepared by the Manager of each Parcel on such Manager's standard form of rent roll) and a delinquency report for the Property and such other relevant information with respect to the Property as reasonably requested by the Lender, in each case accompanied by an Officer's Certificate certifying to the best of such officer's knowledge, that such items are true, correct, accurate, and complete.

          (v)  Borrower shall furnish to Lender, within ten (10)
Business Days after request, such further detailed information with respect to the operation of any of the Property and the financial affairs of Borrower as may be reasonably requested by Lender or any applicable Rating Agency, including without limitation, a comparison of the budgeted income and expenses and the actual income and expenses for each requested period and year to date for the Property together with a detailed explanation of any variances of ten percent (10%) or more between budgeted and actual amounts for such requested period and year to date. The financial statements, certificates, reports or information required to be furnished to Lender or its designee by this Section 5.1(k) are referred to as the "Required Records." If Borrower fails to provide to Lender or its designee any Required Record within thirty (30) days after the date upon which such Required Record is due, and if Lender has given at least fifteen (15) days prior written notice to Borrower of such failure by Borrower to timely submit the applicable Required Record, then: (y) if such failure is not the result of willful misconduct or gross negligence, then Borrower shall pay to Lender, at Lender's option and in its sole discretion, an amount equal to Five Hundred Dollars ($500) for each Required Record that is not delivered; or (z) if such failure is the result of willful misconduct or gross negligence, then Lender shall direct the Deposit Bank to make no further disbursements to the Borrower's Subaccount of the Deposit Account (as identified in the Deposit Account Agreement) until such Required Record shall have been delivered.

     (l) BUSINESS AND OPERATIONS. Borrower will continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Each Owner will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Property.

     (m) TITLE TO THE PROPERTY. Borrower will warrant and defend (i) the title to the Property and every part thereof, subject only to Liens permitted under the Loan Documents (including Permitted Encumbrances), and
(ii) the validity and priority of the Lien of the Mortgages, subject only to Liens permitted under the Loan Documents (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in the Property, other than as permitted hereunder, is claimed by another Person.

     (n) COSTS OF ENFORCEMENT. In the event (i) that a Mortgage is foreclosed in whole or in part or is put into the hands of an attorney for collection, suit, action or foreclosure, (ii) of the foreclosure of any mortgage prior to or subsequent to a Mortgage encumbering the Property in which proceeding Lender is made a party, or (iii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or an assignment by Borrower for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all reasonable costs of collection and defense, including reasonable attorneys' fees and expenses in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

     (o)  ESTOPPEL STATEMENT.

          (i) After request by Lender, Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (A) the unpaid principal amount of the Note, (B) the Interest Rate of the Note, (C) the date installments of interest and/or principal were last paid, (D) any offsets or defenses to the payment of the Debt, if any, and (E) whether the Note, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

          (ii) After request by Lender (but no more frequently than one
(1) time in any calendar year), Borrower shall within ten (10) days furnish Lender with a certificate reaffirming all representations and warranties of Borrower set forth herein and in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

          (iii)After request by Lender, Borrower shall deliver to Lender tenant estoppel certificates from each tenant at the Property in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than one (1) time in any calendar year or more frequently than may be permitted by the terms of any Lease.

     (p) LOAN PROCEEDS. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in Sec-tion 2.1.4.

     (q) PERFORMANCE BY BORROWER. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender.

     (r) ANNUAL BUDGET. Borrower shall prepare and submit (or shall cause Manager to prepare and submit) to Lender by December 15 of each year during the Term a proposed pro forma budget for the Property during the succeeding fiscal year commencing January 1 and ending December 31 (the "Annual Budget") and, promptly after preparation thereof, any subsequent revisions to such Annual Budget. The Annual Budget shall consist of (a) an operating expense budget (the "Operating Budget") showing, on a month-by-month basis, in reasonable detail, each line item of the Borrower's anticipated income and Operating Expenses (on an accrual basis), including amounts required to establish, maintain and/or increase reserves, and (b) a Capital Expense Budget (the "Capital Budget") showing, on an annual basis, in reasonable detail, each line item of anticipated Capital Expenses. A copy of the Annual Budget for the period commencing on the date hereof and ending on December 31, 1998 is attached hereto as Exhibit
C. From and after the occurrence of a Cash Management Event, the Capital Budget shall be subject to Lender's approval, which approval shall not be unreasonably withheld or delayed. Lender's failure to approve or disapprove any Capital Budget within thirty (30) days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. Following the Optional Prepayment Date, the Operating Budget shall be subject to Lender's approval, which approval shall not be unreasonably withheld or delayed. Lender's failure to approve or disapprove any Operating Budget within thirty (30) days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. Following the Optional Prepayment Date, Borrower shall make no expenditure related to the Property in excess of one hundred five percent (105%) of the amount budgeted for that expenditure without Lender's prior approval, which approval shall not be unreasonably withheld or delayed.

     (s) CONFIRMATION OF REPRESENTATIONS. In addition to and not in limitation of the covenants and agreements of Borrower contained in Sec-tion 7.1, Borrower shall deliver, in connection with any Secondary Market Transaction, and not more than two (2) times in any calendar year, (i) one or more Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of such Secondary Market Transaction in all relevant jurisdictions, and (ii) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower as of the date of the Secondary Market Transaction.

     (t) NO JOINT ASSESSMENT. Borrower shall not suffer, permit or initiate the joint assessment of the Property (i) with any other real property constituting a tax lot separate from the Property, and (ii) with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

     (u) LEASING MATTERS. Borrower shall not, without Lender's prior written consent, enter into, modify, amend or renew any Lease of space located in any Parcel for which annual rental exceeds $100,000 (a "Major Lease") except in accordance with leasing parameters approved by Lender from time to time; provided, however, that so long as at the time that Borrower desires to enter into, modify, amend or renew any Lease, the Debt Service Coverage Ratio (which for purposes of this subsection (u) shall be calculated by using a definition of Operating Expenses that does not include the adjustments described in the last grammatical paragraph of the definition of "Operating Expenses," but rather includes a fixed adjustment of $1,263,395) for the Property is equal to or greater than 1.65 to 1.0, Lender's consent to any such Lease, modification, amendment or renewal shall not be required, other than the initial Lease or Leases of the Colonial Penn space at the Fountain Square Parcel, which initial Lease or Leases are the first Leases made of that space after it is vacated by Colonial Penn ("Initial CP Leases"). Any Initial CP Lease shall be subject to Lender's approval, regardless of the level of the Debt Service Coverage Ratio for the Property. Lender's failure to approve or disapprove any proposed Lease, modification, amendment or renewal for which Lender's approval is required within five (5) business days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. Upon request, Borrower shall furnish Lender with executed copies of all Leases, and modifications, amendments or renewals thereof. All proposed Leases shall be on commercially reasonable terms and shall not contain any terms which would materially adversely affect Lender's rights under the Loan Documents. All Leases executed after the date hereof shall provide that they are subordinate to the Mortgage encumbering the applicable portion of the Property and that the lessee agrees to attorn to Lender. Borrower (i) shall observe and perform in all material respects the obligations imposed upon the lessor under the Leases; (ii) shall enforce the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, except to the extent that any such non-enforcement by an Owner is the result of such Owner acting in the ordinary course of business as a prudent operator of property similar to the applicable Parcel; (iii) shall not collect any of the rents more than one (1) month in advance (other than security deposits); (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent with the provisions of the Loan Documents; and (vi) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require.

     (v)  PRINCIPAL PLACE OF BUSINESS.   Borrower shall not change its
principal place of business set forth on the first page of this Agreement without first giving Lender thirty (30) days prior written notice.

     (w) MANAGEMENT AGREEMENT. Borrower shall cause each Parcel to be operated pursuant to the Management Agreement applicable thereto. Borrower shall:

          (i) promptly perform and/or observe in all material respects all of the covenants and agreements required to be performed and observed by it under each Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

          (ii) promptly notify Lender of any default under any Management Agreement of which it is aware; and

          (iii)promptly enforce the performance and observance in all material respects of all of the covenants and agreements required to be performed and/or observed by the Manager under each Management Agreement.


                ARTICLE VI.  NEGATIVE COVENANTS
                -------------------------------

     Section 6.1 BORROWER'S NEGATIVE COVENANTS. From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of the Mortgages in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

     (a) OPERATION OF PROPERTIES. Borrower shall not, without Lender's prior consent: (i) surrender, terminate or cancel the Management Agreement or otherwise replace the Manager of any Parcel or enter into any other management agreements with respect to the Property (except pursuant to Section 9.5); provided, however that so long as no Event of Default then exists, Borrower shall have the right to surrender, terminate or cancel any Management Agreement or otherwise replace any Manager so long as the fee payable to the replacement Manager is not greater than 5% of the gross rents payable to the Owner of the applicable Parcel and the replacement Manager executes and delivers to Lender a consent agreement in form and substance substantially identical to the one theretofore furnished by the Manager being replaced; (ii) reduce or consent to the reduction of the term of the Management Agreement, except to the extent that any Owner is acting in the ordinary course of business as a prudent operator of property similar to the applicable Parcel; (iii) increase or consent to the increase of the amount of any charges under the Management Agreement which would result in the management fee payable to any Manager exceeding 5% of the gross rents payable to the Manager of the applicable Parcel; or
(iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under the Management Agreement in any material respect, except to the extent that any Owner is acting in the ordinary course of business as a prudent operator of property similar to the applicable Parcel. Notwithstanding anything to the contrary provided in this Agreement or in any Loan Document, Lender shall not unreasonably withhold its consent to a request that Borrower shall pay a third party Manager, which shall not be an Affiliate of Borrower, a management fee in excess of 5% of the gross rents of a Parcel if the fee paid to the third party Manager is reasonably determined by Lender to be a market rate fee and if the portion of such fee which exceeds 5% of the gross rents from a Parcel consists of incentive payments.

     (b) LIENS. Borrower shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of any of the Property or permit any such action to be taken, except (i) Permitted Encumbrances, (ii) Liens created by or permitted pursuant to the Loan Documents and (iii) Liens for Taxes or Other Charges not yet due.

     (c) DISSOLUTION. Neither Managing Member nor any Owner shall dissolve, terminate, liquidate, merge with or consolidate into another Person, provided that the foregoing shall not apply to any Owner that no longer owns title to a Parcel that is encumbered by the Mortgages, by reason of a full defeasance of the Note pursuant to Section 2.4.1 above, a partial release having been issued with respect to such Parcel pursuant to
Section 2.4.3 above or such Parcel having become a Replaced Parcel pursuant to Section 2.4.4 above.

     (d) CHANGE IN BUSINESS. None of the Owners shall enter into any line of business other than the ownership and operation of the Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

     (e) DEBT CANCELLATION. None of the Owners shall cancel or otherwise forgive or release any claim or debt owed to such Owner by any Person, except for adequate consideration and in the ordinary course of Borrower's business in its reasonable judgment.

     (f) AFFILIATE TRANSACTIONS. Except for loans made from Banyan in the ordinary course of Banyan's business to any Owner for the payment of customary and ordinary Operating Expenses and Capital Expenses advanced by Banyan on behalf of such Owner, none of the Owners shall enter into, or be a party to, any transaction with an Affiliate of an Owner or any of the members of an Owner except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to the Owner or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

     (g) ZONING. None of the Owners shall initiate or consent to any zoning reclassification of any portion of any of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

     (h) ASSETS. None of the Owners shall purchase or own any properties other than the Property.

     (i) DEBT. None of the Owners shall create, incur or assume any debt other than the Debt and other than Permitted Indebtedness.

     (j) TRANSFERS. None of the Owners shall, without the prior written consent of Lender, cause, participate in, suffer or permit the sale, mortgage, option, assignment or transfer of or conveyance of any interest in any of the following (a "Transfer"), unless such Transfer otherwise would qualify as a Permitted Transfer: (i) all or any part of the Property; YAN\ any direct interest in an Owner; or (iii) any direct interest in the Managing Member.

     (k) PERMITTED TRANSFERS. Each of the following Transfers is referred to herein as a "Permitted Transfer":

          (i) Any transfer of an interest in an Owner shall be a Permitted Transfer if the following conditions are satisfied: (A) the interest is not the interest owned by the Managing Member in Owner or any interest in the Managing Member; (B) the amount of interests in an Owner transferred in reliance on this exception shall not exceed forty nine and ninety nine hundredths percent (49.99%) in the aggregate; (C) no Event of Default has occurred and is continuing at the time of any such proposed transfer; and (D) if as a result of a transfer otherwise permitted under this paragraph, any one individual either directly or indirectly owns in the aggregate greater than forty nine and ninety nine hundredths percent (49.99%) of the interests in any Owner, then Borrower must provide a substantive consolidation opinion of counsel addressing such transfer which opinion must be acceptable to the Rating Agencies.

          (ii) Any Lease permitted under Section 5.1(u) of this
Agreement.

          (iii)Any Transfer of a Parcel if in connection therewith a partial release is issued by Lender with respect to such Parcel pursuant to
Section 2.4.3 above or such Parcel becomes a Replaced Parcel pursuant to
Section 2.4.4 above.


         ARTICLE VII.  CASUALTY; CONDEMNATION; ESCROWS
         ---------------------------------------------

     Section 7.1  INSURANCE; CASUALTY AND CONDEMNATION.

     7.1.1  INSURANCE.

     (a) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall keep the Property insured and obtain and maintain during the Term policies of insurance insuring against loss or damage by standard, "all-risk" perils. Such insurance (i) shall be in an amount equal to the greatest of (A) the then full replacement cost of the Property without deduction for physical depreciation, (B) the outstanding principal balance of the Loan, and (C) such amount that the insurer would not deem Borrower a co-insurer under said policies, and (ii) and shall have deductibles no greater than five percent (5%) of the full replacement cost of the Property. The policies of insurance carried in accordance with this paragraph shall be paid quarterly in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the Term the following policies of insurance:

          (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the Debt or the maximum limit of coverage available with respect to the Property under said program, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate for any policy year. In addition, at least $10,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Property.

          (iii)Rental loss and/or business interruption insurance in an amount equal to the greater of (A) the estimated gross revenues from the operations of the Property for the next succeeding twelve (12) month period or (B) the projected operating expenses (including debt service) for the maintenance and operation of the Property for the next succeeding twelve
(12) month period. The amount of such insurance shall be increased from time to time during the Term as and when the Rents increase or the estimate of (or the actual) gross revenue, as may be applicable, increases.

          (iv) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions), in an amount at least equal to $2,000,000 for the Property.

          (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

          (vi) During any period of repair or restoration, builder's
"all risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

          (vii)Coverage to compensate for the cost of demolition and the increased cost of construction for the Property in an amount satisfactory to Lender.

          (viii) Such other insurance, including earthquake insurance, as may from time to time be reasonably required by Lender in order to protect its interests.

     (c) All policies of insurance (the "Policies") required pursuant to this Section 7.1.1 (i) shall be issued by companies approved by Lender and licensed to do business in the State, with a minimum claims paying ability rating of "Aq" by Standard & Poor's Ratings Group or "AX" by Best's, except that for any earthquake insurance, a minimum claims paying ability rating of "BBB" by Standard & Poor's Ratings Group is acceptable; (ii) shall name Lender and its successors and/or assigns as their interest may appear as the mortgagee; (iii) shall contain a Non-Contributory Standard Lender Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the Term without cost to Lender;
(vi) shall be assigned and the originals thereof delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation of any of the Policies; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish such evidence of payment to Lender if such Insurance Premiums have been paid by Lender pursuant to Section 7.3 hereof). If Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like.

     (d) If any portion of the Property is damaged or destroyed, in whole or in part, by fire or other casualty (an "Insured Casualty"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of an Insured Casualty, Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the affected Parcel to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with Legal Requirements. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     7.1.2  CASUALTY AND APPLICATION OF PROCEEDS.

     (a) In case of loss or damages covered by any of the Policies, the following provisions shall apply:

    (may settle and adjust any claim without the consent of Lender; provided that such adjustment is carried out in a competent and timely manner. In such case, Borrower is hereby authorized to collect and receipt for any such insurance proceeds.

          (ii) If an Insured Casualty shall exceed $100,000, Borrower may settle and adjust such claim with Lender's consent, which shall not be unreasonably withheld or delayed (provided that such settlement and adjustment is carried out in a competent and timely manner), and Borrower may agree (subject to such consent by Lender) with the insurance company or companies on the amount to be paid on the loss; provided, however that if at the time of the Insured Casualty an Event of Default then exists, Lender may settle and adjust any claim without the consent of Borrower and agree with the insurance company or companies on the amount to be paid on the loss. In any event described in this subparagraph (ii), the proceeds of any such policy shall be due and payable solely to Lender and held in escrow by Lender in accordance with the terms hereof.

     (b) In the event of an Insured Casualty where the loss is in an aggregate amount less than $1,000,000, and if, in the reasonable judgment of Lender, the Property can be restored within twelve (12) months and prior to the maturity of the Note to an economic unit not less valuable and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the Debt, then, if no Default or Event of Default shall have occurred and be then continuing, the proceeds of insurance (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Parcel or part thereof subject to the Insured Casualty (the "Restoration"), in the manner set forth herein. Borrower hereby covenants and agrees to commence and diligently to prosecute such Restoration; provided that (i) Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such Restoration in excess of the net proceeds of insurance made available pursuant to the terms hereof; (ii) the Restoration shall be done in compliance with all Legal Requirements; and (iii) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of (I) expenses in connection with the operation of the Property and (II) the debt service on the Loan.

     (c) Except as provided above, the proceeds of insurance collected upon any Insured Casualty ("Insurance Proceeds") shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of any Restoration, in the manner set forth below. Any application of Insurance Proceeds to the Debt shall include any applicable Casualty Return-of-Amount. Any such application to the Debt shall be without any prepayment consideration, other than payment of any applicable Return-of-Amount, except that if an Event of Default has occurred and is continuing at the time the insurance proceeds are received, then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Section 2.3.3 hereof if a Defeasance Deposit was to be made by Borrower. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments.

     (d) If Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be deposited by Lender into the Casualty/Condemnation Subaccount and disbursed from time to time from the Casualty/Condemnation Subaccount upon Lender being furnished with (1) evidence satisfactory to it of the estimated cost of completion of the Restoration, (2) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed Restoration, (3) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve, and (4) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. In addition, no payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all liens or claims for lien. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of Restoration shall be paid to Borrower.

     7.1.3  CONDEMNATION.

     (a) Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property (a "Condemnation") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild the Property to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with Legal Requirements.

     (b) Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment in respect of a Condemnation (an "Award") and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Section. Notwithstanding the foregoing, (i) if an Award is reasonably expected not to exceed $100,000, Borrower may compromise and settle any such Award without the consent of Lender; provided that such compromise and settlement is carried out in a competent and timely manner, and (ii) if an Award is reasonably expected to exceed $100,000, Borrower may compromise and settle such Award with Lender's consent, which shall not be unreasonably withheld or delayed (provided that such compromise and settlement is carried out in a competent and timely manner); provided, however, that if at the time of the Condemnation an Event of Default then exists, Lender may settle and compromise any Award without the consent of Borrower. Notwithstanding any Condemnation by any public or quasi-public authority (including any transfer made in lieu of or in anticipation of such a Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, in this Agreement and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender.

     (c) In the event of any Condemnation where the Award is in an aggregate amount less than $1,000,000, and if, in the reasonable judgment of Lender, the Property can be restored within twelve (12) months and prior to maturity of the Note to an economic unit not less valuable and not less useful than the same was prior to the Condemnation, and after such restoration will adequately secure the Debt, then, if no Default or Event of Default shall have occurred and be then continuing, the proceeds of the Award (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to Condemnation (the "Condemnation Restoration") in the manner set forth below. Borrower hereby covenants and agrees to commence and diligently to prosecute such Condemnation Restoration; provided that (i) Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such Condemnation Restoration in excess of the Award made available pursuant to the terms hereof; (ii) the Condemnation Restoration shall be done in compliance with all Legal Requirements; and (iii) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Condemnation Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of
(I) expenses in connection with the operation of the Property and (II) the debt service on the Loan.

     (d) Except as provided above, the Award collected upon any Condemnation shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of the Condemnation Restoration in the manner set forth below. Any application of an Award to the Debt shall be accompanied by the applicable Condemnation Return-of-Amount. Any such application to the Debt shall be without any prepayment consideration, other than any applicable Return-of-Amount, except that if an Event of Default has occurred and is continuing at the time the Award is received, then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Section 2.3.3 hereof if a Defeasance Deposit was to be made by Borrower. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of said Award sufficient to pay the Debt.

     (e) In the event Borrower is entitled to reimbursement out of the Award received by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (1) evidence satisfactory to it of the estimated cost of completion of the Condemnation Restoration, (2) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of the Award to complete the Condemnation Restoration, (3) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of costs, payment and performance as Lender may reasonably require and approve; and
(4) all plans and specifications for such Condemnation Restoration, such plans and specifications to be approved by Lender prior to commencement of work. In addition: (i) no payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; (ii) funds other than proceeds of the Award shall be disbursed prior to disbursement of such proceeds; and (iii) at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the costs of completion of the Condemnation Restoration free and clear of all liens or claims for lien. Any surplus which may remain out of the Award received by Lender after payment of such costs of restoration, repair, replacement or rebuilding and after payment to the Borrower of any remaining amounts which were deposited pursuant to clause (2) above shall, in the sole and absolute discretion of Lender, be retained by Lender and applied to payment of the Debt.

     Section 7.2  REQUIRED REPAIR; REQUIRED REPAIR FUNDS.

     7.2.1 REQUIRED REPAIRS: DEPOSITS. Borrower shall perform the repairs at the Property set forth on SCHEDULE 2 annexed hereto (the "Required Repairs"). Borrower shall complete each of the Required Repairs on or before the deadline for same set forth on SCHEDULE 2. On the Closing Date, Borrower shall deposit with Lender the amount set forth on SCHEDULE 2 hereto to perform the Required Repairs for the Property. Amounts so deposited with Lender (the "Required Repair Fund") shall be held by Lender in an account (the "Required Repair Account") in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments.

     7.2.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of the Loan Documents and this Agreement on Borrower's part to be paid and performed, all of Borrower's right, title and interest in and to the Required Repair Fund and the Required Repair Account. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Required Repair Fund or the Required Repair Account or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-l Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     7.2.3 RELEASE OF REQUIRED REPAIR FUNDS. Lender shall disburse to Borrower all Required Repair Funds in the Required Repair Account upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender at least twenty (20) days prior to the date on which Borrower requests such payment be made (except in the case of an emergency repair which requires immediate attention, in which event Borrower may submit such payment request within ten (10) days), (b) on the date such request is received by Lender and on the date such payment is to be made, no Default or Event of Default shall exist and remain uncured, (c) Lender shall have received an Officer's Certificate from Borrower certifying that all Required Repairs for that Parcel have been completed (i) in a good and workmanlike manner, and (ii) in accordance with all applicable Legal Requirements, such certificate to be accompanied by a copy of each license, permit or other approval required by any Governmental Authority for the use or occupancy of the Property, (d) Lender shall have received an Officer's Certificate from Borrower (i) identifying each Person that supplied materials or labor in connection with the Required Repairs performed at that Parcel and (ii) stating that each such Person has been paid in full, such certificate to be accompanied by a copy of appropriate lien waivers or other evidence of payment satisfactory to Lender, (e) at Lender's option, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender, and (f) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs at the Property have been completed and paid for. Lender shall be required to make only one disbursement per month from the Required Repair Account and such disbursement shall be made only upon satisfaction of each condition contained in this Section 7.2.3. Upon completion of all Required Repairs in accordance with the terms hereof, Lender shall disburse to Borrower any amounts then remaining in the Required Repair Account.

     7.2.4 FAILURE TO PERFORM REQUIRED REPAIRS. It shall be a default under this Agreement if (a) Borrower does not complete the Required Repairs at the Property by the required deadline for each repair as set forth on
SCHEDULE 2, or (b) Borrower does not satisfy each condition contained in
Section 7.2.3 hereof. Upon the occurrence of an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

     Section 7.3  TAX AND INSURANCE ESCROW FUND.

     7.3.1 TAX AND INSURANCE ESCROW FUND. Borrower shall pay to Lender on each Payment Date (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, less any amounts which are to be paid by a tenant directly to the taxing authorities pursuant to the terms of a Lease, and (b) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (the amounts required to be paid on a monthly basis as provided in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund Payments," and the aggregate amount of the Tax and Insurance Escrow Fund Payments which are held by Lender at any time is defined as the "Tax and Insurance Escrow Fund"). The Tax and Insurance Escrow Fund Payments, and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sec-tion 5.1 hereof and under the Mortgages, or to reimburse Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate in form and substance satisfactory to Lender; subject, however, to Borrower's right to contest Taxes in accordance with Section 5.1(b) hereof. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts required in Lender's judgment for the payment of Taxes and Insurance Premiums pursuant to Section 5.1 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Property. If at any time Lender determines that the amount of the Tax and Insurance Escrow Fund Payments must be increased to pay the items set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly Tax and Insurance Escrow Fund Payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty
(30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be.

     7.3.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Tax and Insurance Escrow Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Tax and Insurance Escrow Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     7.3.3 APPLICATION OF TAX AND INSURANCE ESCROW FUND. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Tax and Insurance Escrow Fund to the payment of the following items in any order in its sole discretion: (a) Taxes and Other Charges;
(b) Insurance Premiums; (c) interest on the unpaid principal balance of the Note; (d) amortization of the unpaid principal balance of the Note; or (e) all other sums payable pursuant to this Agreement and the other Loan Documents. The Tax and Insurance Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Tax and Insurance Escrow Fund shall be held by Lender in an account in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section 7.3. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Tax and Insurance Escrow Fund.

     Section 7.4  CAPITAL RESERVE FUND.

     7.4.1 CAPITAL RESERVE FUND. Borrower shall pay to Lender on each Payment Date an amount equal to one-twelfth (1/12th) of the product obtained by multiplying $.27 by the aggregate amount of square feet of rentable space in the Property (the monthly amounts to be paid are hereinafter called the "Capital Reserve Fund Payments," and the aggregate amount of the Capital Reserve Fund Payments held by Lender at any time are defined as the "Capital Reserve Fund"). Lender will apply the Capital Reserve Fund to payment of Capital Expenses, Approved Leasing Expenses and any Operating Expenses consisting of maintenance and repair items pursuant to the terms hereof; PROVIDED, HOWEVER, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit such Capital Reserve Fund against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper. If the amount of the Capital Reserve Fund shall in Lender's judgment exceed the amounts due for Approved Capital Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess to Borrower or, if future Capital Reserve Fund payments are then required, credit such excess against such future payments; PROVIDED, HOWEVER, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit such excess against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper.

     7.4.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Capital Reserve Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Capital Reserve Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

     7.4.3 APPLICATION OF CAPITAL RESERVE FUND. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Capital Reserve Fund to the payment of the following items in any order in its sole discretion: (a) Capital Expenses; (b) interest on the unpaid principal balance of the Note; (c) amortization of the unpaid principal balance of the Note; or (d) all other sums payable pursuant to this Agreement and the other Loan Documents. The Capital Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Capital Reserve Fund shall be held by Lender in an account in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section 7.4. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Capital Reserve Fund.

     7.4.4  PAYMENT OF CAPITAL EXPENSES.  Funds held in the Capital
Reserve Fund may be used for Approved Capital Expenses. From time to time, Borrower may send a request for disbursement of funds in the Capital Reserve Fund, but not more than one (1) time per month and, to the extent there are sufficient funds available in the Capital Reserve Fund, such dis-bursements shall be made by Lender so long as (A) no Event of Default shall have occurred and be continuing; (B) such expenditure is for an Approved Capital Expense; and (C) the request for disbursement is accompanied by (1) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay Approved Capital Expenses and a description thereof, (x) that the same has not been the subject of a previous disbursement, (y) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise which constitute Permitted Indebtedness) have been paid in full, and (z) that all previous disbursements have been used to pay the previously identified Approved Capital Expenses, and (2) reasonably detailed documentation as to the amount, necessity and purpose therefor.

     Section 7.5  ROLLOVER RESERVE FUND.

     7.5.1 ROLLOVER RESERVE FUND. Borrower shall pay to Lender on each Payment Date the amount of Forty Thousand Dollars ($40,000) (the monthly amounts to be paid are hereinafter called the "Rollover Reserve Fund Payments" and the aggregate amount of the Rollover Reserve Fund Payments held by Lender at any time are defined as the "Rollover Reserve Fund"). At such time as the balance of the Rollover Reserve Fund equals or exceeds Eight Hundred Thousand Dollars ($800,000), no further Rollover Reserve Fund Payments shall be required hereunder. Additionally, at such time as Borrower has entered into Initial CP Leases for at least 95% of the net leaseable area of the Fountain Square Parcel on terms acceptable to Lender, when such tenants have occupied their respective spaces, no further Rollover Reserve Fund Payments shall be required hereunder. Lender will apply the Rollover Reserve Fund to payment of Approved Leasing Expenses pursuant to the terms hereof; PROVIDED, HOWEVER, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit such Rollover Reserve Fund against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper. If the amount of the Rollover Reserve Fund shall exceed the amounts due for Approved Leasing Expenses or otherwise required to be maintained pursuant to this Section, Lender shall, in its discretion, return any excess to Borrower; PROVIDED, HOWEVER, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit such excess against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper.

     7.5.2 ROLLOVER RESERVE FUND-LEASE TERMINATION PAYMENTS. If at any time during the Term, Borrower receives a payment from a Tenant in connection with the termination or compromise of a Lease, Borrower shall deposit such amount into the Deposit Account to be forwarded to the Rollover Reserve Fund to be held by Lender and applied as provided herein. If the Approved Leasing Expenses actually incurred by Borrower in re-leasing the entire space covered by any terminated Lease are less than the amount of any termination payment paid by the former tenant with respect to such termination, so long as no Event of Default shall have occurred and be continuing, upon request by Borrower, Lender shall refund to Borrower an amount equal to such difference.

     7.5.3 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Rollover Reserve Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Rollover Reserve Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

     7.5.4 APPLICATION OF ROLLOVER RESERVE FUND. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Rollover Reserve Fund and/or to the payment of the following items in any order in its sole discretion: (a) Approved Leasing Expenses; (b) interest on the unpaid principal balance of the Note; (c) amortization of the unpaid principal balance of the Note; or (d) all other sums payable pursuant to this Agreement and the other Loan Documents. The Rollover Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Rollover Reserve Fund shall be held by Lender in the Deposit Account and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section 7.5.4 Lender shall not be liable for any loss sustained on the investment of any funds constituting the Rollover Reserve Fund.

     7.5.5 PAYMENT OF APPROVED LEASING EXPENSES. Funds held in the Rollover Reserve Fund may be used for Approved Leasing Expenses. From time to time, Borrower may send a request for disbursement of funds in the Rollover Reserve Fund, but not more than one (1) time per month and, to the extent there are sufficient funds available in the Rollover Reserve Fund, such disbursements shall be made by Lender so long as (A) no Event of Default shall have occurred and be continuing; (B) such expenditure is for an Approved Leasing Expense; and (C) the request for disbursement is accompanied by (1) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay Approved Leasing Expenses and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 6.1(i) hereof) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been used to pay the previously identified Approved Leasing Expenses, and (2) if requested by Lender, reasonably detailed supporting documentation as to the amount, necessity and purpose therefor.

     7.5.6SPECIAL RELEASE FROM ROLLOVER RESERVE FUND. In the event that Colonial Penn, a tenant of the Parcel owned by Fountain Square, renews its Lease for the entire Parcel owned by Fountain Square or if Colonial Penn does not renew its Lease but 95% of such space is let pursuant to Initial CP Leases acceptable to Lender and such tenants have occupied their respective Lease premises, if the Approved Leasing Expenses actually incurred by such Owner in connection with the renewal of such Lease are less than the amount of the Rollover Reserve Fund, or in the event that the Mortgage in favor of Lender which encumbers the Parcel owned by Fountain Square is released by Lender from that Parcel, so long as no Event of Default shall have occurred and be continuing, upon request by Borrower, Lender shall refund to Borrower the remaining undisbursed portion of the Rollover Reserve Fund.

     Section 7.6  SECURITY DEPOSITS.

          7.6.1 SECURITY DEPOSIT FUND. Borrower is not required to reserve deposits made with respect to Leases with the Clearing Bank unless either the terms of the Lease under which the security deposit was made or applicable law requires that the security deposit be segregated (such deposits are referred to as "Security Deposits"). As provided in the Clearing Account Agreement, Borrower shall establish a deposit account referred to as the "Security Deposit Account."

          7.6.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Security Deposit Account. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Security Deposit Account, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. With respect to the Security Deposit Account, this Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

          7.6.3 APPLICATION OF SECURITY DEPOSIT ACCOUNT. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Security Deposit Account to the payment of amounts due from the tenant under the Lease with respect to which the security deposit was applied; provided, however, that Lender's application of such amounts to that Lease must be in accordance with the terms of the Lease. To the extent permitted by applicable law, any interest accruing on the Security Deposit Account shall inure to the benefit of Borrower. Unless an Event of Default shall have occurred and be continuing, such interest shall be disbursed to Borrower monthly.

          7.6.4 PAYMENT OF SECURITY DEPOSIT ACCOUNT AMOUNTS. Funds held in the Security Deposit Account may be used for amounts to be paid with respect to the Lease under which the security deposit was made. From time to time, Borrower may send a request for disbursement of funds in the Security Deposit Account, and, to the extent there are sufficient funds available in the Security Deposit Account, such disbursements shall be made by Lender so long as (A) the particular security deposit which the Borrower seeks to apply has not been fully disbursed; and (B) the request for disbursement is accompanied by an Officer's Certificate certifying the amount of funds to be disbursed, that such funds will be used to pay amounts due under the Lease and a description thereof, that the use of the funds is in accordance with the terms of the Lease and with applicable law.

Any funds remaining in the Security Deposit Account after the debt has been paid in full shall be remitted to the Borrower.

     Section 7.7LEASEHOLD PURCHASE RESERVE FUND.

          7.7.1LEASEHOLD PURCHASE RESERVE FUND. On the Closing Date, Borrower shall deposit with Lender the sum of Sixty Four Thousand Dollars ($64,000) which represents the purchase price required to be paid by Technology to the ground lessor under the Technology Ground Lease to purchase the fee estate under the Technology Ground Lease (said amount is hereby defined as the "Leasehold Purchase Fund"). Lender will apply the Leasehold Purchase Fund to payment of the Leasehold Purchase Price at the time the Leasehold Purchase Price becomes due and payable under the Technology Ground Lease; PROVIDED, HOWEVER, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit the Leasehold Purchase Fund against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper.

          7.7.2GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Leasehold Purchase Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Leasehold Purchase Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

          7.7.3APPLICATION OF LEASEHOLD PURCHASE FUND. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Leasehold Purchase Fund to the payment of the following items in any order in its sole discretion: (a) the Leasehold Purchase Price; (b) interest on the unpaid principal balance of the Note; (c) amortization of the unpaid principal balance of the Note; or (d) all other sums payable pursuant to this Agreement and the other Loan Documents. The Leasehold Purchase Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Leasehold Purchase Fund shall be held by Lender in an account in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Sec-tion 7.4. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Leasehold Purchase Fund.

          7.7.4PAYMENT OF LEASEHOLD PURCHASE PRICE. Lender shall have the absolute right to pay the amount of the Leasehold Purchase Fund to the ground lessor under the Technology Ground Lease at such time as the Leasehold Purchase Price becomes due and payable under the Technology Ground Lease. Lender is hereby irrevocably appointed as Technology's attorney-in-fact, coupled with an interest, with the power, in the name of Technology or Lender (as Lender shall elect) to exercise the purchase option described in Section 11.3 of the Technology Ground Lease and to pay the amount of the Leasehold Purchase Fund to the ground lessor under the Technology Ground Lease.


                    ARTICLE VIII.  DEFAULTS
                    -----------------------

     Section 8.1  EVENT OF DEFAULT.

     (a) Each of the following events shall constitute an event of default hereunder (each, an "Event of Default"):

     (i) if any sum payable under the Note for principal or interest is not paid when due;

     (ii) if any sum payable under this Agreement other than amounts described in clause (i) above is not paid when due and within five (5) days after written notice thereof from Lender to Borrower;

     (iii)if any of the Taxes or Other Charges are not paid when the same are due and payable, subject to Borrower's right to contest Taxes in accordance with Section 5.1(b) hereof;

     (iv) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender within five (5) days after request therefor;

     (v) if, without Lender's prior written consent, (A) any Owner transfers or encumbers all or any portion of the Properties other than in connection with a Permitted Transfer or (B) any direct interest in any Owner is transferred or assigned except as expressly permitted under
Section 6.1(j) or Section 6.1(k) hereof;

     (vi) if any representation or warranty made by Borrower or by any Owner herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower or any Owner in connection with this Agreement or any other Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made and the effect of such false or misleading representation is not cured to Lender's satisfaction within thirty (30) days after written notice thereof from Lender to Borrower;

     (vii)if any Owner shall make an assignment for the benefit of creditors;

     (viii) if a receiver, liquidator or trustee shall be appointed for any Owner or if any Owner shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, any Owner or if any proceeding for the dissolution or liquidation of any Owner shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by any Owner upon the same not being discharged, stayed or dismissed within ninety (90) days;

     (ix) if any Owner attempts to assign its respective rights under this Agreement in contravention of the Loan Documents or any of the other Loan Documents or any interest herein or therein;

     (x) if any Owner breaches any of its respective negative covenants contained in Section 6.1 or any covenant contained in Section 4.1(dd) hereof;

     (xi) if an Event of Default as defined or described in the Note, any Mortgage, or any other Loan Document occurs, whether as to Borrower, any Owner or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt;

     (xii)if Borrower shall be in default of its obligations to make deposits into the Required Repair Fund or to make required Tax and Insurance Escrow Fund Payments, Capital Reserve Fund Payments or Rollover Reserve Fund Payments;

     (xiii) if Borrower shall be in default under any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period after the giving of such notice or the expiration of such grace period; or

     (xiv)if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xiii) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; PROVIDED, HOWEVER, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days.

     (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vii), (viii) or (ix) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to the Property, including declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vii), (viii) or
(ix) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

     (c) Upon the occurrence of an Event of Default, Lender may apply any amounts held in the Deposit Account and any amounts otherwise received by Lender to such purposes under the Loan Documents as Lender may elect, including payment of interest or principal on the Note. In the event Lender accelerates the Maturity Date of the Note following the occurrence of an Event of Default, Borrower shall be required to pay a yield maintenance premium with respect to the Note equal to that Yield Maintenance Premium which Borrower would have been required to pay as part of Borrower's Defeasance Deposit if Borrower had elected to cause a voluntary Defeasance of the Note under Section 2.3.3 of this Agreement as of the date to which the Maturity Date is accelerated, and the amount of such yield maintenance premium as determined by Lender shall be due under this Agreement and shall be secured by the Mortgages.

     Section 8.2 REMEDIES.

     (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing
(i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Mortgages have been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

     (b) Lender shall have the right from time to time to partially foreclose any of the Mortgages in any manner and for any amounts secured by such Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the applicable Mortgage to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose a Mortgage to recover so much of the principal balance of the Loan as Lender may accelerate. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

     (c) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof.

     (d) Any application of proceeds of the exercise of Lender's remedies under this Article to repayment of the Debt shall be accompanied by the applicable Event of Default Return-of-Amount.

     Section 8.3 REMEDIES CUMULATIVE. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.


                ARTICLE IX.  SPECIAL PROVISIONS
                -------------------------------

     Section 9.1 SALE OF NOTE AND SECURITIZATION. Lender shall have the right to dispose of the Loan, the Note, and the Loan Documents, whether in connection with a Secondary Market Transaction or otherwise, with no requirement of consent from the Borrower. At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgages, including:

     (a)  (i)    provide such financial and other information with
respect to the Property, Borrower and its affiliates, the Manager and any tenants of the Property, (ii) provide business plans and budgets relating to the Property and (iii) to perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

     (b) at Lender's expense, cause counsel to render opinions in form customary for securitization transactions as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Property and Borrower and its affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

     (c) make such representations and warranties as of the closing date of the Securitization with respect to the Property, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

     (d) execute such amendments to the Loan Documents and Borrower's organizational documents, enter into a lock-box or similar arrangement with respect to the Rents and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization, provided, that nothing contained in this subsection (d) shall result in a material economic change in the transaction.

     Section 9.2  SECURITIZATION INDEMNIFICATION.

     (a)  Borrower understands that certain of the Provided Information and the Required Records may be included in disclosure documents in connection with the Securitization, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the
Securitization.   In the event that the Disclosure Document is required to
be revised prior to the sale of all Securities, upon request from the holder of the Note, Borrower will cooperate with the holder of the Note in updating the Provided Information or Required Reports for inclusion or summary in the Disclosure Document by providing all current information pertaining to Borrower and the Properties necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters.

     (b) In connection with each of (i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus, as applicable, Borrower agrees to provide an indemnification certificate:

          (A) certifying that Borrower has carefully examined those portions of such memorandum or prospectus, as applicable, pertaining to Borrower, the Property and the Loan including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgage", "Description of the Mortgage Loan and Property", "The Manager", "The Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such sections (and any other sections reasonably requested and pertaining to Borrower, the Property or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

          (B)  indemnifying Lender and the affiliate of Nomura
Securities International, Inc. ("Nomura"), that has filed the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls Nomura within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act of 1933, as amended (collectively, the "Nomura Group"), and Nomura, each of its directors and each person who controls Nomura, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the Nomura Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact based on information provided by Borrower and contained in the applicable portions of such sections applicable to Borrower, the Manager, the Property or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections or in light of the circumstances under which they were made, not misleading; provided that such indemnification shall not extend to or include Liabilities for the gross negligence or wilful misconduct of any of the indemnified parties; and

          (C) agreeing to reimburse Lender and Nomura for any legal or other expenses reasonably incurred by Lender and Nomura in connection with investigating or defending the Liabilities. Borrower's Liability under clauses (A) or (B) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of those portions of the memorandum or prospectus pertaining to Borrower, the Property or the Loan or in connection with the underwriting of the debt, including financial statements of Borrower, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the
Properties.   This indemnity agreement will be in addition to any liability which Borrower may otherwise have.

     (c) In connection with filings under the Exchange Act, Borrower agrees to (i) indemnify Lender, the Nomura Group and the Underwriter Group for any Liabilities to which Lender, the Nomura Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender or Nomura for any legal or other expenses reasonably incurred by Lender and Nomura in connection with defending or investigating the Liabilities.

     (d) Promptly after receipt by an indemnified party under this Sec-tion 9.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such
indemnified party.   After notice from the indemnifying party to such
indemnified party under this Section 9.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless there are legal defenses available to it that are different from or additional to those available to another indemnified party.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sec-
tion 9.2(b) or (c) is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.2(b) or 9.2(c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty
of such fraudulent misrepresentation.   In determining the amount of
contribution to which the respective parties are entitled, the following factors shall be considered: (i) the Nomura Group's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

     Section 9.3 RATING SURVEILLANCE. Lender will retain the Rating Agencies to provide rating surveillance services on any certificates issued in a Securitization. The pro rata share of such rating surveillance will be at the expense of Lender.

     Section 9.4 EXCULPATION. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or any Owner, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Mortgage and the other Loan Documents, or in the Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; PROVIDED, HOWEVER, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower or an Owner only to the extent of Borrower's or such Owner's interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Mortgages and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower or any Owner in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Mortgages or the other Loan Documents. The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower or the Owners as a party defendant in any action or suit for foreclosure and sale under any Mortgage; (c) affect the validity or enforceability of or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of any of the Assignments of Leases; (f) constitute a prohibition against Lender commencing any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Mortgage or to exercise its remedies against the Property; or (g) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower or the Owners, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

     (i) fraud or material misrepresentation by Borrower, an Owner, or any guarantor in connection with the Loan;

     (ii) the gross negligence or willful misconduct of Borrower or an Owner;

     (iii)the breach of any provision in that certain Environmental and Hazardous Substance Indemnification Agreement of even date herewith given by Borrower to Lender or in the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

     (iv) the removal or disposal by Borrower or an Owner of any portion of the Property after an Event of Default, other than in the ordinary course of business;

     (v) the misapplication or conversion by Borrower or an Owner of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (C) any Rents following an Event of Default;

     (vi) failure to pay charges for labor or materials or other charges that can create liens on any portion of the Property unless such charges are the subject of a bona fide dispute in which Borrower or an Owner is contesting the amount or validity thereof;

     (vii)the collection of Rent more than thirty (30) days in advance, and the failure to deliver to Lender any security deposits collected with respect to the Property upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

     (viii)    the occurrence of any event described in clause (vii) of
Section 8.1 with respect to Borrower or the Managing Member; and

     (ix) Borrower's indemnification of Lender set forth in Section 9.2.

Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents. Notwithstanding anything to the contrary in this Agreement or in any of the Loan Documents, the Debt shall be fully recourse to the Borrower (but not to its members, its managers, or their principals) in the event that: (i) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Properties other than a Permitted Encumbrance; or (ii) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by any Mortgage. Notwithstanding anything to the contrary in this Agreement or in any of the Loan Documents, in the event that: (y) the first full monthly payment of principal and interest under the Note is not paid when due; or
(z) Borrower fails to permit on-site inspections of the Property, fails to provide financial information, fails to maintain its status as a single purpose entity or fails to appoint a new property manager upon the request of Lender after an Event of Default, each as required by, and in accordance with the terms and provisions of, this Loan Agreement and the Mortgages, then Lender shall have the right to direct the Clearing Bank and the Deposit Bank that, until such condition stated in clause (y) or (z) above has been corrected to Lender's satisfaction, all amounts deposited into Clearing Account A shall be forwarded to the Deposit Account without any disbursement to Borrower's Subaccount or to Clearing Account B.

     Section 9.5 TERMINATION OF MANAGER. If an Event of Default occurs and is continuing, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender.

     Section 9.6 RETENTION OF SERVICER. Lender reserves the right to retain the Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, the Pooling and Servicing Agreement or the Deposit Account Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrower shall pay any reasonable fees and expenses of the Servicer in connection with a Defeasance of the Note, release of Property, assumption or modification of the Loan or enforcement of the Loan Documents; provided, however, that Borrower shall not be required to pay the Servicer's customary periodic fee for servicing the Loan.


                   ARTICLE X.  MISCELLANEOUS
                   -------------------------

     Section 10.1 SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid (but the accuracy thereof shall be determined as of the Closing
Date).

     Section 10.2 SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

     Section 10.3 LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

     Section 10.4  GOVERNING LAW.

     (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF ILLINOIS AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF ILLINOIS AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATES IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH STATES, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE.

     (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT (BUT NOT INCLUDING ANY LEGAL SUIT, ACTION OR PROCEEDING TO ENFORCE ANY LOAN DOCUMENT WITH RESPECT TO ANY PART OF THE PROPERTY, INCLUDING ANY MORTGAGE FORECLOSURE ACTION) SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN CHICAGO, ILLINOIS, AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT ROBERT HIGGINS, ESQ., AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN CHICAGO, ILLINOIS, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF ILLINOIS. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN CHICAGO, ILLINOIS, (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN CHICAGO, ILLINOIS OR IS DECEASED.

     Section 10.5 MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.
Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

     Section 10.6 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 10.7 NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:

Nomura Asset Capital Corporation
311 South Wacker Drive
Suite 6100
Chicago, Illinois 60606
Attention:  Robert J. Walter

with a copy to:

Nomura Asset Capital Corporation
Two World Financial Center
Building B
New York, New York  10281
Attention:  Barry Funt, Esq.

with a copy to:

Rudnick & Wolfe
203 N. LaSalle Street
Chicago, Illinois 60601-1293
Attention: Kenneth Hartmann, Esq.

If to Borrower:

c/o Banyan Strategic Realty Trust
150 S. Wacker Drive
Suite 2900
Chicago, Illinois 60606
Attention: Leonard G. Levine

with a copy to:

c/o Banyan Strategic Realty Trust
150 S. Wacker Drive
Suite 2900
Chicago, Illinois 60606
Attention: Robert G. Higgins, Esq.

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.

     Section 10.8 TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

     Section 10.9 HEADINGS. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 10.10 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 10.11 PREFERENCES. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

     Section 10.12 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

     Section 10.13 JOINT AND SEVERAL LIABILITY. Each Owner shall be jointly and severally liable for the agreements, representations, warranties, covenants, and undertakings of Borrower under this Agreement, under the Note, and under any Loan Document to which the Owners are parties.

     Section 10.14  EXPENSES; INDEMNITY.

     (a) Borrower covenants and agrees to reimburse Lender (or the holder of the Loan, as applicable) upon receipt of written notice from such holder for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements; (iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date;
(iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) Borrower complying with any requests made pursuant to Section 9.1 hereof (subject to the limitations contained in such section); (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents;
(vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and
(viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any costs and expenses due and payable to Lender hereunder which are not paid by Borrower within ten (10) days after demand may be paid from any amounts in the Deposit Account, with notice thereof to Borrower.

     (b) Borrower shall indemnify and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in this Agreement or the other Loan Documents, (ii) the use or intended use of the proceeds of the Loan, or (iii) any information provided by or on behalf of Borrower, or contained in any documentation approved by Borrower and in any way relating to the issuance, offering and sale of the Securities (collectively, the "Indemnified Liabilities"); PROVIDED, HOWEVER, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

     (c) As used herein, the following terms shall have the following meanings ascribed to them:

          (i) the "Southlake Parcel" shall mean the Parcel owned by Southlake;

          (ii) the "Southlake Detention Facility" shall mean that detention pond shown on the Southlake Survey;

          (iii)the "Southlake Survey" shall mean that As-Built Survey of the Southlake Parcel prepared by Benchmark Engineering Corporation;

          (iv) the "Southlake Indemnity" shall mean that Indemnification and Release Agreement dated September 26, 1996 made by PNC Realty Holding Corp., PNC Realty Holding Corp. of Georgia, and Southeast Office Partners, L.L.C., IX;

          (v) the "Southlake Covenants" shall mean that Declaration of Protective Covenants and Grant of Easements recorded against title to the Southlake Parcel at Deed Book 1728, Page 567, in the Clayton County, Georgia records

          (vi) the "Peachtree Parcel" shall mean that Parcel owned by Peachtree;

          (vii)the "Peachtree Survey" shall mean that ALTA/ACSM Land Title Survey of the Peachtree Parcel dated April 17, 1998 prepared by H.E. Harper, Land Surveyor;

          (viii)    the "Parking Easement" shall mean that Temporary
Easement for pedestrian and vehicular access and parking contained in that Parking Easement Agreement dated as of March 21, 1994 made by Fountain Square Associates, a Florida joint venture, and Alandco/Cascade, Inc., a Florida corporation, and recorded against title to the Fountain Square Parcel on March23 ,1994 in O.R. Book 7332, Page 167, Public Records of Hillsborough County, Florida; and

          (ix) the "Sand Lake Parcel" shall mean those Parcels (including the Parcel identified as "Atrium" on Exhibit D attached hereto which are owned by Sand Lake.

     (d) Borrower shall indemnify and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of:

          (i) any claim, suit, action, or demand by any party regarding the encroachment or the possible encroachment of the Southlake Detention Facility from the Southlake Parcel to any property adjoining the Southlake Parcel, including any loss, costs, damages, expenses, disbursements, or other liabilities incurred by Lender as a result of any demand by the owner of such adjoining property that the encroachment or possible encroachment of the Southlake Detention Facility onto such adjoining owner's property be prevented;

          (ii) any claim, suit, action, or demand by any party regarding the conformity or lack of conformity of the Southlake Detention Facility to the requirements of the Southlake Covenants or to any requirement of applicable law regarding the Southlake Detention Facility, including any claims by 2000, L.P. or any successor to 2000, L.P.;

          (iii)any claim, suit, action, or demand by any party regarding availability of water service to the Peachtree Parcel, and any loss, costs, damages, expenses, disbursements, or other liabilities incurred by Lender from the interruption of water service to the Peachtree Parcel;

          (iv) any claim, suit, action or demand by any party resulting from the revocation or termination of the Parking Easement, including the interruption of the availability of parking, access, or other rights under the Parking Easement;

          (v) any loss, costs, damages, expenses, disbursements, or other liabilities incurred by Lender as a result of the construction on the Fountain Square Parcel of a parking deck or other facility deemed necessary or desirable by Lender to compensate for the loss of parking spaces resulting from the termination or revocation of the Parking Easement; and

          (vi) any claim, suit, action or demand by any party resulting from the encroachment of any improvement located on the Sand Lake Parcel upon any easement relating to underground utilities located on such Sand Lake Parcel or resulting from the presence of any underground utility lines on the Sand Lake Parcel; and any loss, costs, damages, expenses, disbursements or other liabilities incurred by Lender as a result of or arising from the existence of any such encroachment or any such underground utility lines.

     Section 10.15 EXHIBITS INCORPORATED. The Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 10.16 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

     Section 10.17 NO JOINT VENTURE OR PARTNERSHIP. Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee or lender.

     Section 10.18 PUBLICITY. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Nomura, the Loan purchaser, the Servicer or the trustee in a Securitization shall be subject to the prior written approval of Lender; provided, however that to the extent Borrower or their Affiliates are required to issue any such news releases pursuant to applicable securities laws, Lender's prior written approval shall not be required, but Borrower shall promptly provide Lender with a copy of each such news release.

     Section 10.19 WAIVER OF MARSHALLING OF ASSETS. To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, Borrower's partners, if any, and others with interests in Borrower, and of Borrower's properties, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the related indebtedness without any prior or different resort for collection, of the right of Lender or any deed of trust trustee to the payment of the related indebtedness out of the net proceeds of the Property in preference to every other claimant whatsoever.

     Section 10.20 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer.

     Section 10.21 CONFLICT; CONSTRUCTION OF DOCUMENTS. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 10.22 BROKERS AND FINANCIAL ADVISORS. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement and Borrower agrees to pay any commissions, fees, expenses, or other charges owing to any broker arising out of this transaction. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this
Section 10.22 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

     Section 10.23 NO THIRD PARTY BENEFICIARIES. This Agreement and the other Loan Documents are solely for the benefit of Lender and the Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than the Lender and the Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

     Section 10.24 PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

              (Signatures follow on attached pages)

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                   BORROWER

                                   BSRT FOUNTAIN SQUARE L.L.C., an
Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation


                                        By:
                                             ------------------------
                                        Name: Neil D. Hansen
                                        Title: Vice President


                                   BSRT PHOENIX BUSINESS PARK L.L.C.,
an Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation


                                        By:
                                             --------------------
                                        Name:Neil D. Hansen
                                        Title:    Vice President


                                   BSRT NEWTOWN TRUST, a Massachusetts
business trust

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation


                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT SOUTHLAKE L.L.C., an Illinois
limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation


                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT TECHNOLOGY CENTER L.L.C., an
Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             -----------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT AIRWAYS PLAZA L.L.C., an
Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT PEACHTREE POINTE L.L.C., an
Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT AVALON CENTER L.L.C., an
Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President




                                   BSRT SAND LAKE TECH CENTER L.L.C.,
an Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President

                                   BSRT PARK CENTER L.L.C., an Illinois
limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT METRIC PLAZA L.L.C., an
Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   BSRT UNIVERSITY CORPORATE CENTER
L.L.C., an Illinois limited liability company

                                   By:  BSRT PORTFOLIO CORP., an
Illinois corporation

                                        By:
                                             --------------------
                                        Name: Neil D. Hansen
                                        Title:    Vice President


                                   NOMURA ASSET CAPITAL CORPORATION, a
Delaware corporation


                                   By:
                                        ------------------------------

                                   Title:
                                        ------------------------------

                           SCHEDULE A
                           ----------

                MATTERS REGARDING REPRESENTATIONS
                ---------------------------------


                              NONE

                           SCHEDULE B
                           ----------

                          THE RENT ROLL
                          -------------

                           SCHEDULE C
                           ----------

                        REQUIRED REPAIRS
                        ----------------

                            EXHIBIT A
                            ---------

                            THE NOTE
                            --------

                            EXHIBIT B
                            ---------

                      INTENTIONALLY OMITTED
                      ---------------------

                            EXHIBIT C
                            ---------

                      INTENTIONALLY OMITTED
                      ---------------------

                            EXHIBIT D
                            ---------

           THE PROPERTY AND THE ALLOCATED LOAN AMOUNTS
           ------------------------------------------

          The Parcels              Allocated Loan Amounts
          Fountain Square               $5,571,751
          Phoenix Business Park         $4,286,092
          Newtown Trust                 $3,034,100
          Southlake                     $3,151,008
          Technology Center             $1,482,920
          Airways                       $1,915,672
          Peachtree Pointe              $3,397,112
          Avalon Center                 $3,504,124
          Sand Lake                     $3,875,104
          Park Center                   $1,395,422
          Atrium                          $870,808
          University CC I                 $481,217
          University CC II              $1,963,387
          University CC III             $2,070,905
          University CC IV                $896,184
          Metric Plaza                         $404,193

                            EXHIBIT E
                            ---------

                   THE PERMITTED ENCUMBRANCES
                   --------------------------

                            EXHIBIT F
                            ---------

                        THE ZONING LETTER
                        -----------------

(LETTERHEAD OF MUNICIPALITY)

Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York  10281

     Re:  _____________________________; [insert name and address of property and describe project amenities specifically] (the "Project")

Gentlemen:

     In response to your request concerning the Project's compliance with applicable codes, regulations and ordinances, please be advised as follows:

     1. The [here insert applicable governmental authority] is responsible for (a) enforcement of building codes, zoning ordinances and similar codes or ordinances related to commercial development in [here insert applicable city, county, or municipality] and (b) responsible for the issuance of certificates of occupancy in [here insert applicable city, county, or municipality];

     2. certificates of occupancy have been issued and are in effect for the Project and we are not aware of any circumstances which would render the certificates of occupancy invalid or cause them to be revoked. A copy of such certificates of occupancy for the Project are attached hereto;

     3. the Project is zoned __________________ under the laws or ordinances of [here insert applicable governmental authority], which zoning is proper for the [here insert brief description of Project] and related amenities comprising the Project, and accordingly the Project is a conforming use; and

     4. as a condition to the issuance of the certificates of occupancy in [here insert applicable city, county, or municipality] (the "Authority") a [industrial][office] project must comply with all applicable codes and ordinances including, but not limited to, building and occupancy codes, any regulations pertaining to an entry sign board, fire department codes and regulations, applicable zoning and use laws, landscaping and parking requirements, obtaining appropriate curb cut permits and provisions for applicable sanitary sewer, water, storm drainage and other utilities. The issuance of the certificates of occupancy for the Project is evidence that the conditions set forth have been satisfied at the Project. [Note: If the issuance of a certificate of occupancy does not necessarily indicate compliance with all these requirements, substitute the following: The Project currently complies with all applicable laws, rules and regulations pertaining to zoning, land use, parking, and is in compliance with applicable building and fire codes]

     5. a current search of the Authority's applicable records indicates that there are no pending violations of any applicable laws, codes, rules, regulations or ordinances described in paragraph (iv) above and there are no pending rezoning applications, hearings, cases, appeals other proceedings which could affect the zoning classification of the Project.

                                   Sincerely,

                                   ----------------------------------

                                   ----------------------------------
                                   (Title)